SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                          OF EACH OF THE LISTED FUNDS:

                                ----------------


DWS Pacific Opportunities Fund                 DWS Tax-Free Money Fund

Investors Cash Trust: Government               Cash Reserve Fund, Inc.: Treasury
   & Agency Securities Portfolio                  Series

DWS Government & Agency Money Fund             Treasury Money Fund --
                                                  Institutional Class
Cash Reserve Fund, Inc.: Tax-Free
   Series                                      DWS U.S. Treasury Money Fund

Tax Free Money Fund Investment                 Treasury Money Fund Investment

DWS Tax-Exempt Money Fund                      Tax-Exempt New York
                                                  Money Market Fund

                                               DWS Cash Investment Trust


Deutsche Asset Management ("DeAM"), is proposing the following mergers as part of DeAM's initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Funds on the left are proposed to be merged into the Acquiring Funds on the right.

------------------------------------------------------------------------------------------------------------------------------------
Acquired Funds                                                   Acquiring Funds
------------------------------------------------------------------------------------------------------------------------------------
DWS Pacific Opportunities Fund                                   DWS International Fund
------------------------------------------------------------------------------------------------------------------------------------
Investors Cash Trust: Government & Agency Securities Portfolio   Cash Account Trust: Government & Agency Securities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
DWS Government & Agency Money Fund                               Cash Account Trust: Government & Agency Securities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Fund, Inc.: Tax-Free Series                         Cash Account Trust: Tax-Exempt Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Money Fund Investment                                   Cash Account Trust: Tax-Exempt Portfolio
------------------------------------------------------------------------------------------------------------------------------------
DWS Tax-Exempt Money Fund                                        Cash Account Trust: Tax-Exempt Portfolio
------------------------------------------------------------------------------------------------------------------------------------
DWS Tax-Free Money Fund                                          Cash Account Trust: Tax-Exempt Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Fund, Inc.: Treasury Series                         Investors Cash Trust: Treasury Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Treasury Money Fund -- Institutional Class                       Investors Cash Trust: Treasury Portfolio
------------------------------------------------------------------------------------------------------------------------------------
DWS U.S. Treasury Money Fund                                     Investors Cash Trust: Treasury Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Treasury Money Fund Investment                                   Investors Cash Trust: Treasury Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt New York Money Market Fund                            NY Tax Free Money Fund Investment
------------------------------------------------------------------------------------------------------------------------------------
DWS Cash Investment Trust                                        DWS Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------

Completion of each merger is subject to a number of conditions, including final approval by each Fund's Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held during the fourth quarter of 2006. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Prospectus/Proxy Statement describing in detail the proposed merger and summarizing the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card(s) and instructions on how to submit a vote and (iii) a Prospectus for the applicable Acquiring Fund.







               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

July 26, 2006
DMF-3602

                                DECEMBER 1, 2006


                                   PROSPECTUS

                                 -----------------


--------------------------------------------------------------------------------

                        DWS Government & Agency Money Fund
                (formerly Scudder Government & Agency Money Fund)

                            DWS Tax-Exempt Money Fund
                    (formerly Scudder Tax-Exempt Money Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

     How the Funds Work                        How to Invest in the Funds

       4  DWS Government & Agency               26  How to Buy Shares
          Money Fund
                                                28  How to Sell Shares
       9  DWS Tax-Exempt Money Fund
                                                32  Policies You Should Know
      16  Other Policies and Risks                  About
      17  Who Manages and Oversees              41  Understanding Distributions
          the Funds                                 and Taxes

      23  Financial Highlights

How the Funds Work

These funds are money funds, meaning that they seek to maintain a stable $1.00 share price to preserve the value of your investment.

Each fund takes its own approach to money market investing. DWS Government & Agency Money Fund emphasizes government securities, while DWS Tax-Exempt Money Fund invests for income that is free from federal income taxes.

Whether you are considering investing in the funds or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that money funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                  ticker symbol     KEGXX

                                                  fund number       11
  DWS Government & Agency Money Fund
  (formerly Scudder Government & Agency Money Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal.

The fund pursues its goal by investing exclusively in:

o short-term securities that are issued or guaranteed by the US government or its agencies or instrumentalities

o  repurchase agreements backed by obligations of such securities

While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The securities the fund may buy range from US Treasury obligations which are backed by the full faith and credit of the US government, to securities of issuers such as the Federal Home Loan Bank that carry no government guarantees. The fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). The fund maintains a dollar-weighted average maturity of 90 days or less. Fund securities are denominated in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act").

Principal investments

The fund primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the fund's high credit standards, its yield may be lower than the yields of money funds that do not invest primarily in US government and agency securities.

Credit Risk. If a fund security declines in credit quality or goes into default, it could hurt the fund's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the fund's 7-day yield was 3.87%. To learn the current 7-day yield, investors may call 1-800-621-1048 or visit the DWS Scudder Web site at www.dws-scudder.com.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year.

The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.


DWS Government & Agency Money Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      5.21
1997      5.32
1998      5.18
1999      4.80
2000      6.15
2001      3.85
2002      1.47
2003      0.76
2004      0.92
2005      2.85


2006 Total Return as of September 30: 3.40%

For the periods included in the bar chart:

Best Quarter: 1.58%, Q3 2000              Worst Quarter: 0.16%, Q1 2004


Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
          1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
           2.85                       1.96                       3.63
--------------------------------------------------------------------------------

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

How Much Investors Pay

This is a no-load fund. It has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold shares of this fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee                                                      0.26%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses(1)                                                     0.17
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                    0.43
--------------------------------------------------------------------------------

(1) Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.

(2) Through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 0.45%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above, this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
         $44                 $138                 $241                $542
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  ticker symbol     KXMXX

                                                    fund number     29
  DWS Tax-Exempt Money Fund
  (formerly Scudder Tax-Exempt Money Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal.

The fund pursues its goal by normally investing at least 80% of total assets in high quality, short-term municipal securities. The income from these securities is free from regular federal income tax and from federal alternative minimum tax
(AMT).

This fund is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer's creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the 1940 Act. The fund follows two policies designed to maintain a stable share price:

o Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 397 days or less at the time of purchase;

o The fund buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the advisor.


Principal investments

The fund primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the federal tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. The fund may invest more than 25% of its total assets in industrial development bonds. Note that the interest on these bonds may be subject to the federal AMT.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

Special Tax Features. Political or legal actions could change the tax-exempt status of the fund's dividends. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places up to 100% of the fund's assets in high quality money market investments that are subject to federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current federal tax-free income.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the fund's taxable equivalent yield was 4.65%. To learn the current yield, investors may call 1-800-621-1048 or visit the DWS Scudder Web site at www.dws-scudder.com.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund's tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year.

The "total return" of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.


DWS Tax-Exempt Money Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996      3.33
1997      3.44
1998      3.31
1999      3.01
2000      3.92
2001      2.56
2002      1.12
2003      0.70
2004      0.85
2005      2.09


2006 Total Return as of September 30: 2.27%

For the periods included in the bar chart:

Best Quarter: 1.02%, Q4 2000              Worst Quarter: 0.13%, Q3 2003


Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
          1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
           2.09                       1.46                       2.43
--------------------------------------------------------------------------------

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

How Much Investors Pay

This is a no-load fund. It has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold shares of this fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee                                                      0.26%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses(1)                                                     0.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                    0.38
--------------------------------------------------------------------------------

(1) Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.

(2) Through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 0.40%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above, this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
         $39                 $122                 $213                $480
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund's strategy and risks, there are some other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, DWS Tax-Exempt Money Fund's policy of investing at least 80% of total assets in high quality, short-term municipal securities cannot be changed without shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to DWS Government & Agency Money Fund's policy of investing exclusively in short-term securities that are issued or guaranteed by the US government or its agencies or instrumentalities and repurchase agreements backed by obligations of such securities.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of each fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the posted information is current. In addition, each fund's top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund's Statement of Additional Information includes a description of each fund's policies and procedures with respect to the disclosure of each fund's portfolio holdings.

Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

----------------------------------------------------------------------
Fund Name                                             Fee Paid
----------------------------------------------------------------------
DWS Government & Agency Money Fund                      0.26%
----------------------------------------------------------------------
DWS Tax-Exempt Money Fund                               0.26%
----------------------------------------------------------------------

Each fund's shareholder report for the semiannual period ended January 31, 2006 contains a discussion regarding the basis for the Board of Trustees' continuance of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience in managing money funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

      DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

      $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

      Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
      (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.


Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

DWS Government & Agency Money Fund

Years Ended July 31,                          2006     2005   2004   2003    2002
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
   Net investment income                      .040     .019   .007   .011     .02
----------------------------------------------------------------------------------
   Distributions from net investment income  (.040)   (.019) (.007) (.011)   (.02)
----------------------------------------------------------------------------------
Net asset value, end of period              $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
Total Return (%)                              4.04     1.92    .67   1.07    1.96
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)         445      442    401    503     614
----------------------------------------------------------------------------------
Ratio of expenses (%)                          .43      .49    .45    .43     .43
----------------------------------------------------------------------------------
Ratio of net investment income (%)            3.97     1.88    .69   1.09    1.98
----------------------------------------------------------------------------------

                                       23


DWS Tax-Exempt Money Fund

Years Ended July 31,                          2006     2005   2004   2003    2002
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
   Net investment income                      .027     .015   .006   .009     .01
----------------------------------------------------------------------------------
   Distributions from net investment income  (.027)   (.015) (.006) (.009)   (.01)
----------------------------------------------------------------------------------
Net asset value, end of period              $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
Total Return (%)                              2.75     1.54    .65    .92    1.43
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)         632      744    602    634     687
----------------------------------------------------------------------------------
Ratio of expenses (%)                          .38      .41    .41    .39     .38
----------------------------------------------------------------------------------
Ratio of net investment income (%)            2.70     1.54    .64    .92    1.43
----------------------------------------------------------------------------------

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a financial advisor or workplace retirement plan -- your provider may have its own policies or instructions, and you should follow those.

Different terms also apply to investors who are using the DWS MoneyPLUS Account(SM). Check your informational brochure or your account services guide.

How to Buy Shares

================================================================================
Initial Investment
================================================================================
                       $1,000 or more for regular accounts

                       $500 or more for IRAs

                       $10,000 or more for a DWS MoneyPLUS AccountSM

                       $50 or more with an Automatic Investment Plan ($1,500 a month for a DWS MoneyPLUS AccountSM)

                       Make out your check to "DWS Money Funds"
================================================================================
By mail                o Fill out and sign an application

                       o Send the application and an investment check to:
                         DWS Scudder, P.O. Box 219356,
                         Kansas City, MO 64121-9356
================================================================================
By wire                o Call (800) 621-1048 for instructions
================================================================================
With an automatic      o For investing directly from your bank account, paycheck
investment plan          or government check

                       o Call (800) 621-1048 to set up a plan or get
                         instructions
================================================================================
By exchange            o To invest in one of these funds by selling shares in
                         another DWS fund, call (800) 621-1048
================================================================================
On the Internet        o If you are a current DWS shareholder, see the
                         instructions at www.dws-scudder.com
================================================================================
Through                o Contact your representative using the method that's
a financial advisor      most convenient for you
================================================================================

--------------------------------------------------------------------------------

Telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

================================================================================
Additional Investment
================================================================================
                       $50 or more for regular accounts

                       $50 or more for IRAs

                       $50 or more for a DWS MoneyPLUS AccountSM

                       $50 or more a month with an Automatic Investment Plan

                       Make out your check to "DWS Money Funds"
================================================================================
By mail                o Send a check and a DWS investment slip to:
                         DWS Scudder, P.O. Box 219154,
                         Kansas City, MO 64121-9154

                       o No investment slip? Enclose a letter with your name,
                         fund and account number and your investment
                         instructions
================================================================================
By wire                o Call (800) 621-1048 for instructions
================================================================================
By QuickBuy            o Call (800) 621-1048 to make sure QuickBuy is set up on
                         your account; if it is, you can request a transfer from
                         your bank account of any amount between $50 and
                         $250,000
================================================================================
By Automated
Information Line       o Call (800) 621-1048 and follow the instructions
================================================================================
With an automatic      o For investing directly from your bank account, paycheck
investment plan          or government check

                       o Call (800) 621-1048 to set up a plan
================================================================================
By exchange            o To invest in one of these funds by selling shares in
                         another DWS fund, call (800) 621-1048
================================================================================
On the Internet        o See the instructions at www.dws-scudder.com

                       o Click on "Account Access"
================================================================================
Through                o Contact your representative using the method that's
a financial advisor      most convenient for you
================================================================================

--------------------------------------------------------------------------------
Sending an investment by express, registered or certified mail?
Use this address: DWS Scudder Investments Service Company, 210 West 10th Street, Kansas City, MO 64105-1614

How to Sell Shares

================================================================================
Selling Shares
================================================================================
                       Some transactions, including most for over $100,000, can
                       only be ordered in writing; for more information, see
                       page 37
================================================================================
By check               o Write a check on your account for at least $500
================================================================================
By phone               o Call (800) 621-1048 for instructions; a check will be
                         mailed to the address of record
================================================================================
By wire                o Call (800) 621-1048 to make sure that wire transfer is
                         set up on your account; if it is, you can request a wire to your bank account
================================================================================
By QuickSell           o Call (800) 621-1048 to make sure QuickSell is set up on
                         your account; if it is, you can request a transfer to your bank account of any amount between $50 and $250,000
================================================================================
By exchange            o To sell shares in another DWS fund and invest in one
                         of these funds, call (800) 621-1048
================================================================================
By mail                o Write a letter that includes:

                         o the fund and account number from which you want to
                           sell shares
                         o the dollar amount you want to sell
                         o your name(s), signature(s), and address, exactly as
                           on your account
                       o Send the letter to: DWS Scudder, P.O. Box 219557,
                         Kansas City, MO 64121-9557
================================================================================
With an automatic      o To set up regular exchanges or withdrawals among DWS
exchange or              funds, call (800) 621-1048
withdrawal plan
================================================================================
With the DWS           o To add unlimited checkwriting and a VISAR Check Card to
MoneyPLUS Account(SM)    your account, call (800) 621-1048 (annual fee and some
                         transaction fees apply)
================================================================================
On the Internet        o Follow the instructions at www.dws-scudder.com

                       o Click on "Account Access"
================================================================================
Through a financial    o Contact your representative using the method that's
advisor                  most convenient for you
================================================================================

--------------------------------------------------------------------------------
Telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

Financial intermediary support payments

Each fund's investment advisor (the "Advisor"), DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information (the "SAI") as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of a fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from 0.01% up to 0.50% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund. Additional information regarding these revenue sharing payments is included in the fund's SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange (the "Exchange") is open. DWS Government & Agency Money Fund calculates its share price three times every business day, first at 12:00 p.m. Eastern time, then at 2:00 p.m. Eastern time and again as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). DWS Tax-Exempt Money Fund calculates its share price at 12:00 p.m. Eastern time and again as of the close of regular trading on the Exchange.

As noted earlier, each fund seeks to maintain a stable $1.00 share price. You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 2:00 p.m. Eastern time (12:00 p.m. Eastern time for DWS Tax-Exempt Money Fund) and can be identified as an investment in a fund will receive that day's dividend. Wire transactions received between 2:00 p.m. (12:00 p.m. Eastern time for DWS Tax-Exempt Money Fund) and 4:00 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected as of the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

Automated phone information is available 24 hours a day by calling 1-800-621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

QuickBuy and QuickSell lets you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

If you have elected the DWS MoneyPLUS AccountSM, you have access to a number of different features and your policies and fees are different in some cases. For example, there is no minimum dollar amount on checks you write, and you can access your account using a VISAR Check Card (a debit card). For more information on the DWS MoneyPLUS Account, its cash management features and its policies and fees, call (800) 621-1048.

Each fund accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone at (800) 621-1048 or write (DWS Scudder, 222 South Riverside Plaza, Chicago, IL 60606-5808) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws-scudder.com.

Each fund accepts payment for shares only in US dollars by check, by bank or federal funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you'll be charged a $10 service fee when you write a check for less than $500. You'll also be charged a $10 service fee when you write a check that's larger than your available balance at the time the check is presented to us, and we will not be able to honor the check. The fund also cannot honor any check for more than $5,000,000, or any check written on an account on which there is a Power of Attorney. It's not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at
(800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while the fund doesn't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the funds and, accordingly, the Board of each fund has not approved any policies and procedures designed to limit this activity. However, each fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares, or send the proceeds to a third party or a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check or QuickBuy and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share, or NAV, each fund uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
            -------------------------------------------- =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV. As noted earlier, each fund seeks to maintain a stable $1.00 share price.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discount above or below the face value of any securities each fund buys, and round the per share NAV to the nearest whole cent.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize gain or loss on the redemption of your fund shares and you may incur a tax liability

o charge you $3 a month if your balance falls below $1,000 for the last 30 days (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)

o  reject or limit purchases of shares for any reason without prior notice

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds' income dividends are declared daily and paid monthly to shareholders. The DWS Government & Agency Money Fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations.

The funds may make additional distributions for tax purposes if necessary. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund.

For federal income tax purposes, distributions by a fund of its net investment income (other than "tax-exempt dividends" for DWS Tax-Exempt Money Fund) are generally taxable as ordinary income. The funds do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For federal income tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from DWS Tax-Exempt Money Fund are generally exempt from federal income tax, and a portion of dividends from DWS Government & Agency Money Fund are generally exempt from state and local income taxes. However, there are a few exceptions:

o A portion of either fund's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short-term capital gains

o With respect to DWS Tax-Exempt Money Fund, because the fund can invest in securities whose income is subject to the AMT, you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in DWS Tax-Exempt Money Fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

The above discussion is applicable to shareholders who are US persons. If you are not a US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. Additional information may be found in a fund's Statement of Additional Information.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

For More Information

Shareholder reports -- These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS Scudder                  SEC                  Distributor
--------------------------------------------------------------------------------
222 South Riverside Plaza    100 F Street, N.E.   DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808       Washington, D.C.     222 South Riverside Plaza
www.dws-scudder.com          20549-0102           Chicago, IL 60606-5808
(800) 621-1048               www.sec.gov          (800) 621-1148
                             (800) SEC-0330




SEC File Number:

DWS Money Funds                     811-2527

                                                              [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                                DECEMBER 1, 2006

                                   PROSPECTUS

                                 -----------------

                          DWS MONEY MARKET PRIME SERIES

  (formerly DWS Money Market Fund and prior thereto Scudder Money Market Fund)


--------------------------------------------------------------------------------

                              DWS Money Market Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                        ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                         Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

     How the Fund Works                        How to Invest in the Fund

       4  The Fund's Main Investment            19  How to Buy Shares
          Strategy
                                                21  How to Sell Shares
       6  The Main Risks of Investing in
          the Fund                              25  Policies You Should Know
                                                    About
       9  The Fund's Performance History
                                                34  Understanding Distributions
      10  How Much Investors Pay                    and Taxes

      11  Other Policies and Risks

      12  Who Manages and Oversees
          the Fund

      17  Financial Highlights

How the Fund Works

The fund is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that money funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                  ticker symbol     KMMXX

                                                    fund number     6

  DWS Money Market Prime Series
  (formerly DWS Money Market Fund and prior thereto Scudder Money Market Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high quality securities.

While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The fund follows two policies designed to maintain a stable share price:

o Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.


Principal investments

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest more than 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Foreign Investment Risk. The fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the fund's 7-day yield was 3.87%. To learn the current 7-day yield, investors may call 1-800-621-1048 or visit the DWS Scudder Web site at www.dws-scudder.com.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year.

The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.


DWS Money Market Prime Series

Annual Total Returns (%) as of 12/31 each year -- DWS Money Market Fund

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      5.23
1997      5.36
1998      5.27
1999      4.97
2000      6.26
2001      3.91
2002      1.49
2003      0.81
2004      0.96
2005      2.87


2006 Total Return as of September 30: 3.41%

For the periods included in the bar chart:

Best Quarter: 1.60%, Q3 2000              Worst Quarter: 0.17%, Q4 2003


Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
          1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
           2.87                       2.00                       3.69
--------------------------------------------------------------------------------

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit our Web site at www.dws-scudder.com.

How Much Investors Pay

The fund's DWS Money Market Fund shares have no sales charges or other shareholder fees. The DWS Money Market Fund shares do have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold DWS Money Market Fund shares of this fund.

--------------------------------------------------------------------------------
Fee Table                                                DWS Money Market Fund
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee                                                      0.26%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses(1)                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                    0.44
--------------------------------------------------------------------------------

(1) Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.

(2) Through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 0.47%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.

Based on the costs above, this example helps you compare expenses for DWS Money Market Fund shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
         $45                 $141                 $246                $555
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund's strategy and risks, there are some other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other information about the fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Who Manages and Oversees the Fund

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the fund. For the most recent fiscal year, the actual rate the fund paid in management fees was 0.26% of its average daily net assets.

The fund's shareholder report for the semiannual period ended January 31, 2006 contains a discussion regarding the basis for the Board of Trustees' continuance of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

      DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above- described amounts are not material to Deutsche Bank, and they have already been reserved.

      Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
      (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.


Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS Money Market Prime Series -- DWS Money Market Fund

Years Ended July 31,                          2006     2005   2004   2003    2002
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
   Net investment income                      .040     .019   .007   .011     .02
----------------------------------------------------------------------------------
   Distributions from net investment income  (.040)   (.019) (.007) (.011)   (.02)
----------------------------------------------------------------------------------
Net asset value, end of period              $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
Total Return (%)                              4.04     1.95    .71   1.11    2.01
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)       3,399    3,392  3,432  4,117   4,978
----------------------------------------------------------------------------------
Ratio of expenses (%)                          .44      .48    .43    .43     .44
----------------------------------------------------------------------------------
Ratio of net investment income (%)            3.97     1.91    .72   1.12    2.01
----------------------------------------------------------------------------------

How to Invest in the Fund

The following pages tell you how to invest in this fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a financial advisor or workplace retirement plan -- your provider may have its own policies or instructions, and you should follow those.

Different terms also apply to investors who are using the DWS MoneyPLUS AccountSM. Check your informational brochure or your account services guide.

How to Buy Shares

================================================================================
Initial Investment
================================================================================
                       $1,000 or more for regular accounts

                       $500 or more for IRAs

                       $10,000 or more for a DWS MoneyPLUS Account(SM)

                       $50 or more with an Automatic Investment Plan ($1,500 a month for a DWS MoneyPLUS Account(SM)

                       Make out your check to "DWS Money Funds"
================================================================================
By mail                o Fill out and sign an application

                       o Send the application and an investment check to:
                         DWS Scudder, P.O. Box 219356,
                         Kansas City, MO 64121-9356
================================================================================
By wire                o Call 1-800-621-1048 for instructions
================================================================================
With an automatic      o For investing directly from your bank account, paycheck
investment plan          or government check

                       o Call 1-800-621-1048 to set up a plan or get
                         instructions
================================================================================
By exchange            o To invest in one of these funds by selling shares in
                         another DWS fund, call 1-800-621-1048
================================================================================
On the Internet        o If you are a current DWS shareholder, see the
                         instructions at www.dws-scudder.com
================================================================================
Through                o Contact your representative using the method that's
a financial advisor      most convenient for you
================================================================================


--------------------------------------------------------------------------------

Telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

================================================================================
Additional Investment
================================================================================
                       $50 or more for regular accounts

                       $50 or more for IRAs

                       $50 or more for a DWS MoneyPLUS Account(SM)

                       $50 or more a month with an Automatic Investment Plan

                       Make out your check to "DWS Money Funds"
================================================================================
By mail                o Send a check and a DWS investment slip to:
                         DWS Scudder, P.O. Box 219154,
                         Kansas City, MO 64121-9154

                       o No investment slip? Enclose a letter with your name,
                         fund and account number and your investment
                         instructions
================================================================================
By wire                o Call 1-800-621-1048 for instructions
================================================================================
By QuickBuy            o Call 1-800-621-1048 to make sure QuickBuy is set up on
                         your account; if it is, you can request a transfer from
                         your bank account of any amount between $50 and
                         $250,000
================================================================================
By automated           o Call 1-800-621-1048 and follow the instructions
information line
================================================================================
With an automatic      o For investing directly from your bank account, paycheck
investment plan          or government check

                       o Call 1-800-621-1048 to set up a plan
================================================================================
By exchange            o To invest in one of these funds by selling shares in
                         another DWS fund, call 1-800-621-1048
================================================================================
On the Internet        o See the instructions at www.dws-scudder.com

                       o Click on "Account Access"
================================================================================
Through                o Contact your representative using the method that's
a financial advisor      most convenient for you
================================================================================

--------------------------------------------------------------------------------

Sending an investment by express, registered or certified mail?
Use this address: DWS Scudder Investments Service Company, 210 West 10th Street, Kansas City, MO 64105-1614

How to Sell Shares

================================================================================
Selling Shares
================================================================================
                       Some transactions, including most for over $100,000, can
                       only be ordered in writing; for more information, see
                       page 30
================================================================================
By check               o Write a check on your account for at least $500
================================================================================
By phone               o Call 1-800-621-1048 for instructions; a check will be
                         mailed to the address of record
================================================================================
By wire                o Call 1-800-621-1048 to make sure that wire transfer is
                         set up on your account; if it is, you can request a wire to your bank account
================================================================================
By QuickSell           o Call 1-800-621-1048 to make sure QuickSell is set up on
                         your account; if it is, you can request a transfer to your bank account of any amount between $50 and $250,000
================================================================================
By exchange            o To sell shares in another DWS fund and invest in one
                         of these funds, call 1-800-621-1048
================================================================================
By mail                o Write a letter that includes:

                         o the fund and account number from which you want to
                           sell shares

                         o the dollar amount you want to sell

                         o your name(s), signature(s), and address, exactly as
                           on your account

                       o Send the letter to: DWS Scudder, P.O. Box 219557,
                         Kansas City, MO 64121-9557
================================================================================
With an automatic      o To set up regular exchanges or withdrawals among DWS
exchange or              funds, call 1-800-621-1048
withdrawal plan
================================================================================
With the DWS           o To add unlimited checkwriting and a VISAR Check Card to
MoneyPLUS Account(SM)    your account, call 1-800-621-1048 (annual fee and some
                         transaction fees apply)
================================================================================
On the Internet        o Follow the instructions at www.dws-scudder.com

                       o Click on "Account Access"
================================================================================
Through a financial    o Contact your representative using the method that's
advisor                  most convenient for you
================================================================================

--------------------------------------------------------------------------------

Telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

Financial intermediary support payments

The fund's investment advisor (the "Advisor"), DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information (the "SAI") as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing the fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from 0.01% up to 0.50% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to the fund's DWS Money Market Fund shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange (the "Exchange") is open. The fund calculates its share price three times every business day, first at 12:00 p.m. Eastern time, then at 2:00 p.m. Eastern time and again as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

As noted earlier, the fund seeks to maintain a stable $1.00 share price. You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 2:00 p.m. Eastern time and can be identified as an investment in the fund will receive that day's dividend.

Wire transactions received between 2:00 p.m. and 4:00 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected as of the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Automated phone information is available 24 hours a day by calling 1-800-621-1048. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

QuickBuy and QuickSell lets you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-621-1048.

If you have elected the DWS MoneyPLUS AccountSM, you have access to a number of different features and your policies and fees are different in some cases. For example, there is no minimum dollar amount on checks you write, and you can access your account using a VISAR Check Card (a debit card). For more information on the DWS MoneyPLUS Account, its cash management features and its policies and fees, call 1-800-621-1048

The fund accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone at 1-800-621-1048 or write (DWS Scudder , 222 South Riverside Plaza, Chicago, IL 60606-5808) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

The fund accepts payment for shares only in US dollars by check, by bank or federal funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you'll be charged a $10 service fee when you write a check for less than $500. You'll also be charged a $10 service fee when you write a check that's larger than your available balance at the time the check is presented to us, and we will not be able to honor the check. The fund also cannot honor any check for more than $5,000,000, or any check written on an account on which there is a Power of Attorney. It's not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws- scudder.com.

When you ask us to send or receive a wire, please note that while the fund doesn't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in this fund and, accordingly, the Board of this fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares, or send the proceeds to a third party or a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check or QuickBuy and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------  =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV. As noted earlier, the fund seeks to maintain a stable $1.00 share price.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discount above or below the face value of any securities each fund buys, and round the per share NAV to the nearest whole cent.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize gain or loss on the redemption of your fund shares and you may incur a tax liability

o charge you $3 a month if your balance falls below $1,000 for the last 30 days (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)

o  reject or limit purchases of shares for any reason without prior notice

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund's income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund.

For federal income tax purposes, distributions by the fund of its net investment income are generally taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For federal income tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

The above discussion is applicable to shareholders who are US persons. If you are not a US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. Additional information may be found in the fund's Statement of Additional Information.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

For More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.


DWS Scudder                  SEC                  Distributor
--------------------------------------------------------------------------------
222 South Riverside Plaza    100 F Street, N.E.   DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808       Washington, D.C.     222 South Riverside Plaza
www.dws-scudder.com          20549-0102           Chicago, IL 60606-5808
1-800-621-1048               www.sec.gov          1-800-621-1148
                             1-800-SEC-0330


SEC File Number:

DWS Money Funds                     811-2527

                                                             [DWS SCUDDER Logo]
                                                            Deutsche Bank Group

--------------------------------------------------------------------------------

                                DECEMBER 1, 2006



                                    PROSPECTUS

                                 -----------------


                          DWS MONEY MARKET PRIME SERIES
                (formerly DWS Money Market Fund and prior thereto
                           Scudder Money Market Fund)


--------------------------------------------------------------------------------




                        DWS Cash Investment Trust Class A

                        DWS Cash Investment Trust Class B

                        DWS Cash Investment Trust Class C




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

     How the Fund Works                        How to Invest in the Fund

       4  The Fund's Main Investment            21  Choosing a Share Class
          Strategy
                                                29  How to Buy Shares
       6  The Main Risks of Investing in
          the Fund                              30  How to Exchange or Sell
                                                    Shares
       9  The Fund's Performance History
                                                31  Policies You Should Know
      11  How Much Investors Pay                    About

      13  Other Policies and Risks              41  Understanding Distributions
                                                    and Taxes
      14   Who Manages and Oversees
          the Fund

      19  Financial Highlights

How the Fund Works

This fund is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------

DWS Money Market Prime Series
(formerly DWS Money Market Fund and prior thereto Scudder
Money Market Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high quality securities.

While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The fund follows two policies designed to maintain a stable share price:

o Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of comparable quality by the advisor; or

     - have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest more than 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Foreign Investment Risk. The fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

DWS Cash Investment Trust Class A (Class A), DWS Cash Investment Trust Class B (Class B) and DWS Cash Investment Trust Class C (Class C) shares are expected to commence operations after the completion of the reorganization of DWS Cash Investment Trust into DWS Money Market Prime Series and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures are based on the historical performance of DWS Money Market Fund shares (the fund's original share class), adjusted to reflect the estimated annual operating expenses of Class A, Class B and Class C shares.

Although DWS Money Market Fund shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current 7-day yield, investors may call the fund's Service Center at (800) 621-1048. The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year.

The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

DWS Money Market Prime Series

Annual Total Returns (%) as of 12/31 each year -- DWS Cash Investment Trust Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      4.70
1997      4.83
1998      4.74
1999      4.45
2000      5.73
2001      3.39
2002      0.98
2003      0.31
2004      0.45
2005      2.36


2006 Total Return as of September 30: 3.02%

For the periods included in the bar chart:

Best Quarter: 1.48%, Q3 2000              Worst Quarter: 0.05%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2005


--------------------------------------------------------------------------------
                                      1 Year          5 Years        10 Years
--------------------------------------------------------------------------------
Class A                                2.36            1.49            3.18
--------------------------------------------------------------------------------
Class B                                1.34            0.48            2.15
--------------------------------------------------------------------------------
Class C                                1.74            0.88            2.56
--------------------------------------------------------------------------------

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Class A, B or C shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                     Class A      Class B     Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering price)              None(1)     None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (as a % of the lesser of original
purchase price or redemption proceeds)          None(2)     4.00%       1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                 0.26%        0.26%       0.26%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                0.25         1.00        1.00
--------------------------------------------------------------------------------
Other Expenses(3)                               0.40         0.65        0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses                 0.91         1.91        1.51
--------------------------------------------------------------------------------
Expense Reimbursements(4)                       0.00         0.24        0.00
--------------------------------------------------------------------------------
Net Annual Operating Expenses(4)                0.91         1.67        1.51
--------------------------------------------------------------------------------

(1) The sales charge applicable to other DWS funds will apply for exchanges from Class A shares of the fund into Class A shares of other DWS funds.

(2) The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class -- Class A shares") may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase. The contingent deferred sales charge would not apply to shares of the fund acquired directly but only to shares acquired on exchange from another DWS fund purchased under the Large Order NAV Purchase Privilege.

(3) Other expenses are estimated since no Class A, Class B or Class C shares were issued as of the fund's fiscal year end. Actual expenses may be different.

(4) For three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at ratios no higher than 0.96% for Class A shares, 1.67% for Class B shares and 1.60% for Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods for Class B shares), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $93           $290           $504          $1,120
--------------------------------------------------------------------------------
Class B shares              570            826          1,161           1,666
--------------------------------------------------------------------------------
Class C shares              254            477            824           1,802
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $93           $290           $504          $1,120
--------------------------------------------------------------------------------
Class B shares              170            526            961           1,666
--------------------------------------------------------------------------------
Class C shares              154            477            824           1,802
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and its characteristics and risks, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other information about the fund are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Who Manages and Oversees the Fund

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.26% of its average daily net assets.

The fund's shareholder report for the semiannual period ended January 31, 2006 contains a discussion regarding the basis for the Board of Trustees' continuance of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

          DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

          Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the

          DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

DWS Cash Investment Trust Class A, Class B and Class C shares of the fund are expected to commence operations after the completion of the reorganization of DWS Cash Investment Trust into DWS Money Market Prime Series and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for DWS Money Market Fund shares, whose historical performance was used to impute the performance shown for DWS Cash Investment Trust Class A, Class B and Class C shares on page 8. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).

DWS Money Market Prime Series -- DWS Money Market Fund

Years Ended July 31,                          2006    2005   2004    2003   2002
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
   Net investment income                       .040     .019   .007   .011     .02
----------------------------------------------------------------------------------
   Distributions from net investment income  (.040)   (.019) (.007) (.011)   (.02)
----------------------------------------------------------------------------------
Net asset value, end of period              $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
Total Return (%)                               4.04     1.95    .71   1.11    2.01
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)        3,399    3,392  3,432  4,117   4,978
----------------------------------------------------------------------------------
Ratio of expenses (%)                           .44      .48    .43    .43     .44
----------------------------------------------------------------------------------
Ratio of net investment income (%)             3.97     1.91    .72   1.12    2.01
----------------------------------------------------------------------------------

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for the fund. The fund offers other classes of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

Class A, Class B and Class C shares are primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other DWS funds. Thus, investors may consider purchasing shares of the fund on exchange from a like class of another DWS fund, or as part of an asset allocation strategy across like class shares of several DWS funds. In addition, investors may consider purchasing shares of the fund with the intention of gradually exchanging into like class shares of one or more DWS funds (e.g., using a strategy of "dollar cost" averaging). In considering which class of the fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the DWS family and the role that the fund will play as the money market fund alternative within that structure. Since Class A shares of the fund are sold without a sale charge (although there may be a sales charge on exchange to Class A shares of other DWS funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the fund would not be appropriate as a stand-alone investment that is not integrated into an investment program across like class shares of other DWS funds.

Because distribution (12b-1) fees for each class are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than other types of sales charges.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o No charges when you buy shares          o Total annual expenses are lower than
                                            those for Class B or Class C
o In most cases, no sales charge when
  you sell shares                         o The sales charge applicable to other
                                            DWS funds will apply for exchanges
o Up to 0.25% annual service fee            from Class A shares of the fund into
                                            Class A shares of other DWS funds
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 1.00% annual distribution/service fee
================================================================================
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower than Class B, but your shares
o Deferred sales charge of 1.00%,           never convert to Class A, so annual
  charged when you sell shares you          expenses remain higher
  bought within the last year

o 1.00% annual distribution/service fee
================================================================================

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of the fund that you buy.

In addition to these payments, the fund's investment advisor (the "Advisor"), DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information (the "SAI") as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing the fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from 0.01% up to 0.50% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of these funds or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class A shares

Class A shares have no sales charges when you buy shares. Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

If you later exchange Class A shares of the fund for Class A shares of another DWS fund, you'll be charged any applicable sales charges of that fund. However, if you bought shares of the fund by exchange from a DWS fund where you already paid a sales charge, you will be credited for the sales charges you paid if you later exchange back into a fund with a Class A sales charge.

If you're investing $1 million or more in another DWS fund, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them ("Large Order NAV Purchase Privilege"). This CDSC does not apply to shares of the fund acquired directly but only to shares acquired on exchange from another DWS fund purchased under the Large Order NAV Purchase Privilege. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced sales charges for other DWS funds.

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                     4.00%
---------------------------------------------------------------------
Second or third year                           3.00%
---------------------------------------------------------------------
Fourth or fifth year                           2.00%
---------------------------------------------------------------------
Sixth year                                     1.00%
---------------------------------------------------------------------
Seventh year and later        None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

----------------------------------------------------------------------
Year after you bought shares             CDSC on shares you sell
----------------------------------------------------------------------
First year                                        1.00%
----------------------------------------------------------------------
Second year and later                             None
----------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares
Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
$50 or more with an Automatic             Investment Plan
Investment Plan
================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "DWS
                                            Scudder" and a DWS Scudder
o Send it to us at the appropriate          investment slip to us at the
  address, along with an investment check   appropriate address below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

o To set up regular investments from a    o To set up regular investments from a
  bank checking account, call               bank checking account, call
  (800) 621-1048 or return your             (800) 621-1048
  Automatic Investment Plan form along
  with your investment check to the
  appropriate address
================================================================================
Using QuickBuy

Not available                             o Call (800) 621-1048 to make sure
                                            QuickBuy is set up on your account;
                                            if it is, you can request a transfer
                                            from your bank account of any amount
                                            between $50 and $250,000
================================================================================
On the Internet

Not available                             o Register at www.dws-scudder.com

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================

Regular mail:
First Investment: DWS Scudder, PO Box 219151, Kansas City, MO 64121-9151 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 36
existing accounts
================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By mail or express mail
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
Using QuickSell

Not available                             o Call (800) 621-1048 to make sure
                                            QuickSell is set up on your account;
                                            if it is, you can request a transfer
                                            to your bank account of any amount
                                            between $50 and $250,000
================================================================================
On the Internet                           o Register at www.dws-scudder.com

o Register at www.dws-scudder.com         o Follow the instructions for making
                                            on-line redemptions
o Follow the instructions for making
  on-line exchanges
================================================================================

To reach us:   Web site: www.dws-scudder.com

               Telephone representative: 1-800-621-1048, M-F, 9 a.m. - 6 p.m. ET

               TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class three times every business day, first at 12:00 p.m. Eastern time, then at 2:00 p.m. Eastern time and again as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

As noted earlier, the fund seeks to maintain a stable $1.00 share price. You can place an order to buy or sell shares at any time.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws- scudder.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

The fund generally will not accept new account applications to establish an account with a non-US address (AFO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 2:00 p.m. Eastern time and can be identified as an investment in the fund will receive that day's dividend.

Wire transactions received between 2:00 p.m. and 4:00 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected as of the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Initial Purchase. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs for which the minimum initial investment is $500 per account. The minimum initial investment is $50 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. In addition, the fund may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the Advisor and its affiliates.

Automated phone information is available 24 hours a day by calling (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

QuickBuy and QuickSell lets you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at
(800) 621-1048 at a later date.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while the fund doesn't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in this fund and, accordingly, the Board of this fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

The fund accepts payment for shares only in US dollars by check, by bank or federal funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares, or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or shareholder services to determine if the conditions exist

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors, Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares in another DWS fund with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check or QuickBuy and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate the net asset value per share, or NAV, each share class uses the following equation:


                  TOTAL ASSETS - TOTAL LIABILITIES
            -------------------------------------------- =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

For each share class in this prospectus, the price at which you buy shares is the NAV. The price at which you sell shares is also the NAV, although for Class B and Class C investors, a contingent deferred sales charge may be taken out of the proceeds (see "Choosing a Share Class"). As noted earlier, the fund seeks to maintain a stable $1.00 share price.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may recognize gain or loss on the redemption of your fund shares and you may incur a tax liability

o for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn't apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over the 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund's income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary. Dividends and distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in shares of the same fund.

For federal income tax purposes, distributions by the fund of its net investment income are generally taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For federal income tax purposes, an exchange is treated the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

The above discussion is applicable to shareholders who are US persons. If you are not a US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. Additional information may be found in the fund's Statement of Additional Information.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

For More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns and its financial statements. Shareholders get these reports automatically at least semiannually.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS Scudder                  SEC                      Distributor
--------------------------------------------------------------------------------
222 South Riverside Plaza    100 F Street, N.E.       DWS Scudder Distributors,
Chicago, IL 60606-5808       Washington, D.C.         Inc.
www.dws-scudder.com          20549-0102               222 South Riverside Plaza
(800) 621-1048               www.sec.gov              Chicago, IL 60606-5808
                             (800) SEC-0330           (800) 621-1148




SEC File Number:

DWS Money Funds                     811-2527

                                                              [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                                DECEMBER 1, 2006

                                   PROSPECTUS

                                -----------------

                          DWS MONEY MARKET PRIME SERIES


  (formerly DWS Money Market Fund and prior thereto Scudder Money Market Fund)

--------------------------------------------------------------------------------


                       DWS Cash Investment Trust Class S

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                           ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                            Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

 How the Fund Works                    How to Invest in the Fund

   4  The Fund's Main Investment        20  How to Buy, Sell and Exchange
      Strategy                              Shares

   6  The Main Risks of Investing       24  Policies You Should Know
      in the Fund                           About

   9  The Fund's Performance History    33  Understanding Distributions
                                            and Taxes
  11  How Much Investors Pay

  12  Other Policies and Risks

  13   Who Manages and Oversees
      the Fund

  18  Financial Highlights

How the Fund Works

This fund is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find DWS prospectuses on the Internet at www.dws-scudder.com (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------

  DWS Money Market Prime Series
  (formerly DWS Money Market Fund and prior thereto Scudder Money Market Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high quality securities.

While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The fund follows two policies designed to maintain a stable share price:

o Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest more than 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Foreign Investment Risk. The fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

DWS Cash Investment Trust Class S shares are expected to commence operations after the completion of the reorganization of DWS Cash Investment Trust into DWS Money Market Prime Series which is expected to occur in the first quarter of 2007. In the bar chart and the table, the performance figures are based on the historical performance of DWS Money Market Fund shares (the fund's original share class), adjusted to reflect the estimated annual operating expenses of DWS Cash Investment Trust Class S shares ("Class S"). Although DWS Money Market Fund shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-728-3337. The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year.

The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

DWS Money Market Prime Series

Annual Total Returns (%) as of 12/31 each year -- DWS Cash Investment Trust Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996      5.02
1997      5.14
1998      5.06
1999      4.76
2000      6.04
2001      3.70
2002      1.29
2003      0.61
2004      0.76
2005      2.67


2006 Total Return as of September 30: 3.25%

For the periods included in the bar chart:

Best Quarter: 1.55%, Q3 2000              Worst Quarter: 0.12%, Q4 2003

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2005
--------------------------------------------------------------------------------
                               1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
                                2.67               1.80               3.49
--------------------------------------------------------------------------------

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

How Much Investors Pay

The fund's DWS Cash Investment Trust Class S shares have no sales charges or other shareholder fees. The DWS Cash Investment Trust Class S shares do have annual operating expenses and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold Class S shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                                              Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                    None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee                                                         0.26%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses(1)                                                       0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                      0.61
--------------------------------------------------------------------------------

(1) Other expenses are estimated since no DWS Cash Investment Trust Class S shares were issued as of the fund's fiscal year end. Actual expenses may be different.

(2) For three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 0.72% for DWS Cash Investment Trust Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses for DWS Cash Investment Trust Class S shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                           1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
DWS Cash Investment Trust
Class S shares                    $62          $195         $340        $762
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other information about the portfolio are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Who Manages and Oversees the Fund

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


The investment advisor

DeIM is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.26% of its average daily net assets.

The fund's shareholder report for the semiannual period ended January 31, 2006, contains a discussion regarding the basis for the Board of Trustees' continuance of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.


Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

      DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

      Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
      (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

DWS Cash Investment Trust Class S shares of the fund are expected to commence operations after the completion of the reorganization of DWS Cash Investment Trust into DWS Money Market Prime Series and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for shares of DWS Money Market Fund shares, whose historical performance was used to impute the performance shown for DWS Cash Investment Trust Class S shares on page NO TAG. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).

DWS Money Market Fund

----------------------------------------------------------------------------------
Years Ended July 31,                          2006     2005   2004    2003   2002
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period        $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
   Net investment income                      .040     .019   .007   .011     .02
----------------------------------------------------------------------------------
   Distributions from net investment income  (.040)   (.019) (.007) (.011)   (.02)
----------------------------------------------------------------------------------
Net asset value, end of period              $ 1.00   $ 1.00 $ 1.00 $ 1.00  $ 1.00
----------------------------------------------------------------------------------
Total Return (%)                              4.04     1.95    .71   1.11    2.01
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)       3,399    3,392  3,432  4,117   4,978
----------------------------------------------------------------------------------
Ratio of expenses (%)                          .44      .48    .43    .43     .44
----------------------------------------------------------------------------------
Ratio of net investment income (%)            3.97     1.91    .72   1.12    2.01
----------------------------------------------------------------------------------

                                       18

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.



How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "DWS Scudder."

================================================================================
First investment                          Additional investments
================================================================================
Regular accounts: $2,500 or more          $50 or more for regular accounts and
                                          IRA accounts
IRA accounts and Automatic
Investment Plan: $1,000 or more           $50 or more with an Automatic
                                          Investment Plan
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        Send a DWS Scudder investment slip
                                          or short note that includes:
o Send it to us at the appropriate
  address, along with an investment check o fund and class name

                                          o account number

                                          o check payable to "DWS Scudder"
================================================================================
By wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
By phone

Not available                             o Call 1-800-728-3337 for instructions
================================================================================
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from
  application and include a voided check    a bank checking account, call
                                            1-800-728-3337
================================================================================
Using QuickBuy

Not available                             o Call 1-800-728-3337 to make sure
                                            QuickBuy is set up on your account;
                                            if it is, you can request a transfer
                                            from your bank account of any amount
                                            between $50 and $250,000
================================================================================
On the Internet

o Go to "funds and prices" at             o Call 1-800-728-3337 to ensure you
  www.dws-scudder.com                       have electronic services

o Print out a prospectus and a new        o Register at www.dws-scudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
================================================================================

--------------------------------------------------------------------------------

Regular mail:

First Investment: DWS Scudder, PO Box 219151, Kansas City, MO 64121-9151
Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


                                       20

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 29
existing accounts
================================================================================
By phone or wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
Using automated information line

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
By mail or express mail
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments
                                            from a DWS fund account, call
                                            1-800-728-3337
================================================================================
Using QuickSell
Not available                             o Call 1-800-728-3337 to make sure
                                            QuickSell is set up on your account;
                                            if it is, you can request a transfer
                                            to your bank account of any amount
                                            between $50 and $250,000
================================================================================
Using Checkwriting

Not available                             o Write a check on your account (see
                                            page 23 for checkwriting minimums)
================================================================================
On the Internet

o Register at www.dws-scudder.com         o Register at www.dws-scudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

--------------------------------------------------------------------------------
To reach us:   Web site: www.dws-scudder.com

               Telephone representative: 1-800-728-3337, M-F, 9 a.m. - 6 p.m. ET

               TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

Financial intermediary support payments

The fund's investment advisor (the "Advisor"), DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information (the "SAI") as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing the fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from 0.01% up to 0.50% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through financial advisors or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

Keep in mind that the information in this prospectus applies only to the fund's DWS Cash Investment Trust Class S shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-728-3337.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337.


Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price three times every business day, first at 12:00 p.m. Eastern time, then at 2:00 p.m. Eastern time and again as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

As noted earlier, the fund seeks to maintain a stable $1.00 share price. You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 2:00 p.m. Eastern time and can be identified as an investment in the fund will receive that day's dividend.

Wire transactions received between 2:00 p.m. and 4:00 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected as of the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Initial Purchase. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. The fund may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the Advisor and its affiliates.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

----------------------------------------------------------------------
For Class S shares
----------------------------------------------------------------------
Call the Automated Information Line at 1-800-728-3337
----------------------------------------------------------------------

QuickBuy and QuickSell enables you to set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

The fund accepts payment for shares only in US dollars by check, bank or federal funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100. Note as well that we can't honor any check larger than your balance at the time the check is presented to us, or any check for more than $5,000,000. It's not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

The fund accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone at 1-800-728-3337 or write (DWS Scudder, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws- scudder.com.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while the fund doesn't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check or QuickBuy and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------   =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize gain or loss on the redemption of your fund shares and you may incur a tax liability

o close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption-in-kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund's income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary. Dividends and distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in shares of the same fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The fund does not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

The above discussion is applicable to shareholders who are US persons. If you are not a US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. Additional information may be found in the fund's Statement of Additional Information.

Notes
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



Notes
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

Notes
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



Notes
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



Notes
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


To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically at least semiannually.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.


DWS Scudder                 SEC                   Distributor
--------------------------------------------------------------------------------
222 South Riverside Plaza   100 F Street, N.E.    DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808      Washington, D.C.      222 South Riverside Plaza
www.dws-scudder.com         20549-0102            Chicago, IL 60606-5808
1-800-728-3337              www.sec.gov           1-800-621-1148
                            1-800-SEC-0330




SEC File Number:

DWS Money Funds                     811-2527

                                                            [DWS SCUDDER Logo]
                                                           Deutsche Bank Group

                 DWS MONEY FUNDS (FORMERLY SCUDDER MONEY FUNDS)



 DWS Money Market Prime Series (formerly DWS Money Market Fund and prior thereto
                           Scudder Money Market Fund)

                          DWS Money Market Fund shares



 DWS Government & Agency Money Fund (formerly Scudder Government & Agency Money
                                      Fund)



       DWS Tax-Exempt Money Fund (formerly Scudder Tax-Exempt Money Fund)














                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Funds, each dated December 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Fund, dated July 31, 2006, and the financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................5
         Portfolio Holdings Information......................................15

MANAGEMENT OF THE FUNDS......................................................16

PORTFOLIO TRANSACTIONS.......................................................19

SERVICE PROVIDERS............................................................21
         Principal Underwriter...............................................21
         Independent Registered Public Accounting Firm.......................21
         Legal Counsel.......................................................21
         Fund Accounting Agent...............................................21
         Administrator.......................................................22
         Custodian, Transfer Agent and Shareholder Service Agent.............22


PURCHASE AND REDEMPTION OF SHARES............................................23


SPECIAL FEATURES.............................................................33

FEDERAL INCOME TAXES.........................................................33

NET ASSET VALUE..............................................................35

OFFICERS AND TRUSTEES........................................................36


FUND ORGANIZATION............................................................44


PROXY VOTING GUIDELINES......................................................45

FINANCIAL STATEMENTS.........................................................46

APPENDIX -- RATINGS OF INVESTMENTS...........................................47

This combined Statement of Additional Information contains information about DWS Money Market Fund shares of DWS Money Market Prime Series (the "Money Market Prime Series"), DWS Government & Agency Money Fund (the "Government & Agency Money Fund") and DWS Tax-Exempt Money Fund (the "Tax-Exempt Money Fund") (individually, a "Fund" and collectively, the "Funds") each a series of DWS Money Funds (the "Trust").

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Each Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1) Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (Money Market Prime Series' concentration in the banking industry is described below and on page 2);

(4) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      Purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(7) Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

With regard to investment restriction (3) above, for Money Market Prime Series, for purposes of determining the percentage of Money Market Prime Series' total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

Government & Agency Money Fund and the Tax-Exempt Money Fund have no current intention of making loans as permitted in investment restriction (7) noted above.

If a Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. Tax-Exempt
Money Fund may invest more than 25% of its total assets in industrial development bonds.

The following policies are non-fundamental, and may be changed or eliminated for a Fund by the Board of Trustees of the Trust without a vote of that Fund's shareholders. Each Fund may not:

(1) Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2) Lend portfolio securities in an amount greater than 5% of its total assets;

(3)      Invest more than 10% of net assets in illiquid  securities.

(4) (Money Market Prime Series and Government & Agency Money Fund only) Invest more than 10% of total assets in non-affiliated registered investment companies.

Money Market Prime Series

Money Market Prime Series seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

o Obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.

o Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

o Commercial paper obligations rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody's or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's or AA by S&P or higher. For a description of these ratings, see "Appendix -- Ratings of Investments" herein.

o Repurchase agreements backed by obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent Money Market Prime Series purchases Eurodollar certificates of deposit issued by London branches of US banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by US banks and associated income may be subject to the imposition of foreign taxes.

Money Market Prime Series may concentrate more than 25% of its assets in bank certificates of deposit or banker's acceptances of US banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund's assets were not so concentrated. The Fund will not change this policy without a vote of shareholders.

Government & Agency Money Fund

Government & Agency Money Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following securities that mature in no more than 397 days:

o        Short-term   securities  that  are  issued  or  guaranteed  by  the  US
         Government or, its agencies or instrumentalities.

o        Repurchase agreements backed by the obligations of such securities.

Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Fund, however, does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Tax-Exempt Money Fund

Tax-Exempt Money Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal. The Fund pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations.

Under normal market conditions, the fund normally invests at least 80% of its total assets in high quality, short-term municipal securities, the income from which is exempt from regular federal income tax and from the federal Alternative Minimum Tax (AMT). Municipal Securities are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission ("SEC"), the Fund does not consider "private activity" bonds as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become non-fundamental.

Dividends representing net interest income received by Tax-Exempt Money Fund on Municipal Securities will be exempt from regular federal income tax when distributed to the Fund's shareholders. Such dividend income may be subject to state and local taxes. Because the Fund can invest up to 20% of its assets in securities whose income is subject to AMT, a shareholder who is subject to AMT may owe taxes on a portion of the Fund's dividends. See "Federal Income Taxes." The Fund's assets will generally consist of Municipal Securities, temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in no more than 397 days.

Tax-Exempt Money Fund will invest only in Municipal Securities which at the time of purchase:

o are rated within the two highest ratings for Municipal Securities (Aaa or Aa) assigned by Moody's, (AAA or AA) assigned by S&P, (AAA or AA) assigned by Fitch, or (AAA or AA) or any other nationally recognized statistical rating organization ("NRSRO") as determined by the SEC are rated within the two highest ratings for Municipal Securities (Aaa or Aa) assigned by Moody's or (AAA or AA) assigned by S&P;

o are guaranteed or insured by the US Government as to the payment of principal and interest;

o are fully collateralized by an escrow of US Government securities acceptable to the Fund's investment advisor;

o have at the time of purchase a Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher, or Fitch's municipal commercial paper rating of F-2 or higher, or a rating within the two highest categories of any other NRSRO as determined by the SEC;

o are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P, Fitch or any other NRSRO as determined by the Securities and Exchange Commission; are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or

o are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment advisor.

In seeking to achieve its investment objective, Tax-Exempt Money Fund may invest more than 25% of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund's investment advisor. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, Tax-Exempt Money Fund may invest in taxable "temporary investments" which include:

o        obligations of the US Government, its agencies or instrumentalities;

o        debt securities rated within the two highest grades by Moody's or S&P;

o commercial paper rated in the two highest grades by either of such rating services;

o        certificates of deposit of domestic banks; and

o        repurchase   agreements  backed  by  the  obligations  described  above
         (repurchase agreements are discussed below).

Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Fund is permitted to invest in taxable securities, it is the Fund's primary intention to generate income dividends that are not subject to federal income taxes. See "Federal Income Taxes." For a description of the ratings, see "Appendix -- Ratings of Investments."

A Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of such Fund's net assets valued at the time of the transaction would be invested in such securities. If a Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of such Fund to make payment within seven days of the date its shares are tendered for redemption. SEC guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. Each Fund's Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund
by  selling  all  of  its  investments,   which  involves
brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust's Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund's limitation on investments in illiquid securities.

Certificates of Participation. A Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Fund's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by a Fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Subject to its investment objectives and policies, a Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933, as amended in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Investment Risk. A Fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which a Fund may invest are US dollar-denominated.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a Fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a Fund's limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and

(4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of each Fund, has received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment in Other Investment Companies. In accordance with applicable law, each Fund may invest its assets in other money market funds with comparable investment objectives. In general, a Fund may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC. As a shareholder of another money market fund, a Fund would bear, along with other shareholders, its prorata portion of the other money market fund's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Funds effect sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust's Board has approved policies established by the Funds' Advisor reasonably calculated to prevent each Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in each Fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." Each Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time during such period. A Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, a Fund may not invest more than the greater of
(1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The assets of each Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of each Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Fund will vary according to the management's appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Funds may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Fund will invest only in  Municipal  Securities  that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the Funds' Advisor; (d) have at the time of purchase a Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, the Funds limit their investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a Fund on Municipal Securities will be exempt from regular federal income tax when distributed to the Fund's shareholders. Such dividend income may be subject to state and local taxes. A Fund's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law that ultimately could affect the validity of those Municipal Securities or the federal income tax-free nature of the interest thereon.

Municipal Trust Receipts. The Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. The Funds expect to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Fund may invest in repurchase agreements, which are instruments under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) "acquires a security (Obligation)" and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Securities Backed by Guarantees. A Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Internal Revenue Service (the "IRS") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

Third Party Puts. A Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. A Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by a Fund, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

A Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Portfolio Holdings Information

In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of a Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or

DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor. On April 5, 2002, 100% of Scudder not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Trust, DeIM with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund's investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds' Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreement for each Fund (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 22, 2006, will continue in effect until September 30, 2007, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust ("Independent Trustees" or "Non-Interested Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Through June 12, 2005, the Trust, on behalf of the Funds, paid the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of each Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets and 0.25% of combined average daily net assets of each Fund over $800 million. The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

Effective June 13, 2005, the Trust on behalf of the Funds, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of each Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets, 0.25% of the next $800 million of combined assets, 0.24% of the next $800 million of combined net assets, 0.23% of the next $800 million of combined net assets, and 0.22% of combined average daily net assets of each Fund over $3.2 billion. The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

 Fund                                           2006              2005             2004
 ----                                           ----              ----             ----

Money Market Prime Series                    $8,739,742         $8,951,891      $10,186,555
Government & Agency Money Fund               $1,144,287         $1,068,653       $1,209,944
Tax-Exempt Money Fund                        $1,767,268         $1,694,462       $1,654,412

Through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain the Funds' total annual operating expenses at ratios no higher than 0.47%, 0.45% and 0.40% for Money Market Prime Series, Government & Agency Money Fund and Tax-Exempt Money Fund, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest (and trustee and trustee counsel fees for Government & Agency Money Fund and Tax-Exempt Money Fund).

Under its Agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for a Fund and receive brokerage commissions or other transaction-related compensation from a Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges a Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Fund for such purchases. During the last three fiscal years each Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 of the 1940 Act) that each Fund has acquired during the most recent fiscal year. As of July 31, 2006, Money Market Prime Series held the following securities of its regular brokers or dealers:

                                                   Value of Securities
          Name of Regular Broker or Dealer or          Owned as of
                        Parent                        July 31, 2006
                       (Issuer)                        (in 000's)
                       --------                        ----------

        BNP Paribas Corp.                               $356,000
        Bear Stearns & Co.                              $202,000
        Merrill Lynch, Pierce, Fenner & Smith           $143,000
        Inc.
        Unicredito Italiano Capital Trust               $142,994
        Morgan Stanley & Co., Inc.                      $100,000

As of July 31, 2006, Government & Agency Money Fund and Tax-Exempt Money Fund did not hold any securities of their broker-dealers.

                                SERVICE PROVIDERS

Principal Underwriter

DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter for shares of the Funds and acts as agent of the Funds in the continuous sale of their shares. The Funds pay the cost for the prospectuses and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months notice and shares are voted in the aggregate and not by Fund whenever shareholders vote with respect to such agreement. DWS-SDI receives no compensation from the Funds as principal underwriter for the Funds shares and pays all expenses of distribution of the Funds shares.

Certain officers or trustees of the Trust are also directors or officers of the Advisor and DWS-SDI as indicated under "Officers and Trustees."

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds' prospectuses and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Funds; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the Sub-Accounting and Sub-Administrator Agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Funds.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.


Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.




Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Funds. State Street attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Funds.

SSB also acts as transfer agent for the Funds. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (DWS-SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $10 per account, a $5 new account set up fee, an annual asset based fee of 0.05% of average daily net assets and out-of-pocket expense reimbursement.

During the fiscal year ended July 31, 2006, shareholder service fees were remitted for Money Market Prime Series in the amount of $3,493,120, for Government & Agency Money Fund in the amount of $335,336, and for Tax-Exempt Money Fund in the amount of $460,682 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2005, shareholder service fees were remitted for Money Market Prime Series in the amount of $3,256,811, for Government & Agency Money Fund in the amount of $333,133, and for Tax-Exempt Money Fund in the amount of $416,977 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2004, shareholder service fees were remitted for Money Market Prime Series in the amount of $3,552,414, for Government & Agency Money Fund in the amount of $376,484, and for Tax-Exempt Money Fund in the amount of $409,599 to DWS-SISC as Shareholder Service Agent.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Funds.

Custodian's fee may be reduced by certain earnings credits in favor of each Fund.

                        PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Shares of each Fund are sold at their net asset value next determined after an order and payment are received in the form described in the Funds' prospectuses. There is no sales charge. The minimum initial investment in any Fund is $1,000 ($500 for IRAs), $10,000 for a DWS MoneyPLUS AccountSM and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time. See the prospectuses for certain exceptions to these minimums. The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates and the $3 monthly fee assessed on accounts below $1,000. Since each Fund will be investing in instruments that normally require immediate payment in federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Fund has adopted procedures for the convenience of its shareholders and to ensure that each Fund receives investable funds.

DWS-SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of a Fund with the following compensation schedule up to the following amounts:

                                     Compensation Schedule (1)
                                     ---------------------
                                  Amount of               As a Percentage of
                                 Shares Sold                Net Asset Value
                                 -----------                ---------------

Tax-Exempt Money Fund     $1 million to $15 million              0.15%

(1) The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets.

                                           Compensation Schedule (1)
                                           ---------------------
                                       Amount of         As a Percentage of
                                      Shares Sold          Net Asset Value
                                      -----------          ---------------

Money Market Prime Series and
Government & Agency Money Fund      Up to $15 million            0.15%

(1) The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS-branded plans under an alliance with DWS-SDI and its affiliates.

If shares of a Fund to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who currently hold certificates may hold the certificates in their possession until they wish to exchange or redeem such shares.

Orders for purchase of shares of a Fund received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day's dividend if effected at or prior to the 2:00 p.m. Eastern time net asset value determination for Money Market Prime Series and Government & Agency Money Fund and at or prior to the 12:00 p.m. Eastern time net asset value determination for Tax-Exempt Money

Fund, otherwise, dividends will begin to accrue for the next business day if effected at the 4:00 p.m. Eastern time net asset value determination. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

If planning to make a payment in wired federal funds, please call (800) 621-1048 for instructions.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the "Advisor"), DWS Scudder Distributors, Inc. (the "Distributor") and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS

Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.

T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica  Financial Life Insurance Company
Allstate Life  Insurance  Company of New York
Ameritas Life  Insurance Group
American General Life Insurance  Company
Annuity  Investors Life Insurance Company
Columbus  Life  Insurance  Company
Companion  Life  Insurance  Company
Connecticut  General Life  Insurance  Company
Farmers New World Life  Insurance Company

Fidelity Security Life Insurance Company
First Allmerica  Financial Life Insurance  Company
First  Great-West  Life and Annuity  Insurance  Company
First MetLife Investors  Insurance Company
Genworth Life Insurance Company of New York
Genworth  Life and  Annuity  Insurance  Company
Great  West  Life  and  Annuity Insurance  Company
Hartford Life  Insurance  Company
Hartford Life and Annuity Insurance  Company
ICMG  Registered  Variable  Life
John Hancock Life  Insurance Company  of New  York
John  Hancock  Life  Insurance  Company  (U.S.A.)
Kemper Investors Life Insurance  Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity  Company of New York
Lincoln  National  Life  Insurance  Company
Massachusetts  Mutual  Life  Insurance  Company
MetLife  Group  Minnesota  Life Insurance  Company
Mutual of  America  Life  Insurance  Company
National  Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide  Life Insurance  Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life  Assurance  and Annuity  Company of New York
Symetra Life Insurance  Company
Transamerica  Life  Insurance  Company
Union  Central  Life Insurance  Company
United of Omaha Life Insurance  Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request for redemption in proper form, shares will be redeemed by a Fund at the applicable net asset value as described in the Funds' prospectuses. If processed at 2:00 p.m. Eastern time (12:00 p.m. Eastern time for Tax-Exempt Money Fund), the shareholders will receive that day's dividend. A shareholder may elect to use either the regular or expedited redemption procedures. Shareholders who redeem shares of a Fund will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds' shareholders.

In addition, the Funds may delay payments of redemptions in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the circumstances discussed in the previous paragraph.

Although it is each Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Funds will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. A Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Funds, the Funds' transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a Fund then in the account and available for redemption. A Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Fund may also require that you put your request in writing so that a Fund will receive it within 14 days after you call. If you order a Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a Fund does not do so, a Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-621-1048) or write (DWS Scudder Investments Service Company, 222 South Riverside Plaza, Chicago, IL 60606-5808) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a Fund sent you the first Fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the

Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a Fund, the Funds' named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Funds' agreement with you, a Fund may be liable for your losses or damages. A Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Fund's liability shall not exceed the amount of the transfer in question.

A Fund, the Funds' named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and each Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time and can be identified as an investment in a Fund will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder

Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Fund reserves the right to terminate or modify this privilege at any time.

Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on a Fund ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Fund.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a Fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Fund reserves the right to terminate or modify this privilege at any time.

A Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $500; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Special Features. Certain firms that offer shares of a Fund also provide special redemption features through charge or debit cards and checks that redeem Fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

                                SPECIAL FEATURES

Automatic Withdrawal Program. If you own $5,000 or more of a Fund's shares you may provide for the payment from your account of any requested dollar amount to be paid to you or your designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Additionally, there is a $3/month charge if your account balance is below $1,000 for the last 30 days. The program may be amended on thirty days notice by the Fund and may be terminated at any time by the shareholder or the Funds. The minimum automatic withdrawal amount is $1,000 and the shareholder will be charged a $5.00 fee for each withdrawal.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and can establish your account in any of the following types of retirement plans:

o        Individual  Retirement  Accounts (IRAs) with State Street as custodian.
         This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan
         (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts with State Street as custodian. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 100% of compensation or $44,000 (for 2006, which is indexed for future years).

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with State Street Bank and Trust as custodian describe the current fees payable to State Street Bank and Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

                              FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable (including net short-term capital gain) and tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income of a Fund are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be, but not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Tax-Exempt Money Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions (including exempt interest dividends) may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares, although it is unlikely that shareholders will recognize gain or loss or redemptions since each Fund seeks to maintain a stable share price. Any shareholder who is not a US person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to current US withholding tax on amounts received by him or her.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to tax.

Tax-Free versus Taxable Yield. With respect to Tax-Exempt Money Fund, you may want to determine which investment -- tax-free or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-free investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-free yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that Tax-Exempt Money Fund may generate. Both tables are based upon current law as to the 2006 federal tax rate schedules.

FEDERAL

                                                                                       ffective  Effective
   Taxable Income      Effective      Effective       Federal       Taxable Income    E State     Federal       Federal
       Single          State Rate   Federal Rate    Tax Bracket          Joint           Rate       Rate      Tax Bracket
       ------          ----------   ------------    -----------          -----           ----       ----      -----------

  $30,651 - $74,200      0.00%         25.00%         25.00%      $61,301 - $123,700    0.00%      25.00%        25.00%
 $74,201 - $154,800      0.00%         28.00%         28.00%      $123,701 - $188,450   0.00%      28.00%        28.00%
 $154,801 - $336,550     0.00%         33.00%         33.00%      $188,451 - $336,550   0.00%      33.00%        33.00%
    over $336,551        0.00%         35.00%         35.00%         over $336,551      0.00%      35.00%        35.00%

                                  If your combined federal and state effective tax rate in 2006 is:
                           10.00%       15.00%          25.00%           28.00%        33.00%      35.00%
     To match these
    tax-free yields:               Your taxable investment would have to earn the following yield:

          2.00%             2.22%        2.35%          2.67%            2.78%          2.99%      3.08%
          3.00%             3.33%        3.53%          4.00%            4.17%          4.48%      4.62%
          4.00%             4.44%        4.71%          5.33%            5.56%          5.97%      6.15%
          5.00%             5.56%        5.88%          6.67%            6.94%          7.46%      7.69%
          6.00%             6.67%        7.06%          8.00%            8.33%          8.96%      9.23%
          7.00%             7.78%        8.24%          9.33%            9.72%         10.45%      10.77%
          8.00%             8.89%        9.41%          10.67%           11.11%        11.94%      12.31%
          9.00%            10.00%       10.59%          12.00%           12.50%        13.43%      13.85%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Code.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor

Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                              OFFICERS AND TRUSTEES

The following table presents certain information regarding the Board Members and Officers of the Funds as of December 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Funds and the Trust.

Independent Board Members

-------------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Funds and Length of Time       Principal Occupation(s) During Past 5 Years and                      in DWS Fund
Served(1)                      Other Directorships Held                                             Complex Overseen
-------------------------------------------------------------------------------------------------------------------------

Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior               68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Board Member, 1995-present     Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present);
                               Champion Enterprises, Inc. (manufactured home building); Wolverine
                               World Wide, Inc. (designer, manufacturer and marketer of footwear)
                               (April 2005-present); Trustee, Bryn Mawr College. Former
                               Directorship:  Bethlehem Steel Corp.
-------------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk                  68
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President and
                               Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management services);
                               Portland General Electric (utility company). Former Directorships:
                               First Oak Brook Bancshares, Inc. and Oak Brook Bank
-------------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                    68
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of                  68
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly, Governor,
                               State of Illinois (1991-1999). Directorships:  Kemper Insurance
                               Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy products);
                               Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)
-------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World             68
Board Member, 2002-present     Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis (1998-2001);
                               Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)
-------------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.                 68
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto
                               Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship:  RCP Advisors, LLC (a private equity investment advisory firm)
-------------------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, Diamond Management         68
Board Member, 2004-present     & Technology Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP (accounting)
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-------------------------------------------------------------------------------------------------------------------------

                                       37

-------------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Funds and Length of Time       Principal Occupation(s) During Past 5 Years and                      in DWS Fund
Served(1)                      Other Directorships Held                                             Complex Overseen
-------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting firm)         71
Board Member, 2004-present     (1983 to present).  Formerly, Trustee of New York Board DWS Funds;
                               President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002).  President, Investment Company
                               Administration, L.L.C. (1992*-2001); President, Treasurer and
                               Director, First Fund Distributors, Inc. (June 1990-January 2002);
                               Vice President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)


                               *    Inception date of the corporation  which was
                                    the predecessor to the L.L.C.
-------------------------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Funds and Length of Time       Principal Occupation(s) During Past 5 Years and                      in DWS Fund
Served(1)                      Other Directorships Held                                             Complex Overseen
-------------------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);           n/a
President, 2006-present        President of DWS family of funds; formerly, Director of Fund Board
                               Relations (2004-2006) and Director of Product Development
                               (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                               President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                    n/a
Vice President and Assistant
Secretary, 1986-present
--------------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July               n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund Services
2004-present                   and Treasurer for UBS Family of Funds (1998-2004); Vice President
Treasurer, 2005-present        and Director of Mutual Fund Finance at UBS Global Asset Management
                               (1994-1998)
--------------------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                    n/a
Secretary, 2001-present
--------------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);              n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);            n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
--------------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                           n/a
Assistant Secretary,
1998-present
--------------------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                    n/a
Assistant Treasurer,
2005-present
--------------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan              Director(3), Deutsche Asset Management                                    n/a
D'Eramo(5) (1957)
Assistant Treasurer,
2003-present
--------------------------------------------------------------------------------------------------------------------------

                                       38

--------------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                           Number of Funds
Funds and Length of Time       Principal Occupation(s) During Past 5 Years and                      in DWS Fund
Served(1)                      Other Directorships Held                                             Complex Overseen
--------------------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);             n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
--------------------------------------------------------------------------------------------------------------------------
 Robert Kloby(4) (1962)        Managing Director(3), Deutsche Asset Management (2004-present);            n/a
 Chief Compliance Officer,     formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA
 2006-present                  (2000-2004); Vice President, The Prudential Insurance Company of
                               America (1988-2000); E.F. Hutton and Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust.
 The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Fund and aggregate compensation from the DWS fund complex during the calendar year 2005.


                                                                                 Pension or
                          Compensation                       Compensation    Retirement Benefits   Total Compensation
                              from       Compensation from       from              Accrued        Paid to Board Member
Name of                    Money Market     Government &       Tax-Exempt        as Part of          from DWS Fund
Board Member              Prime Series   Agency Money Fund    Money Fund        Fund Expenses       Complex(3)(4)(5)
------------              ------------   -----------------    ----------        -------------       ----------------
John W. Ballantine           $8,450            $4,160            $4,880              $0                  $215,150
Donald L. Dunaway(1)         $8,590            $4,220            $4,950              $0                  $224,660
James R. Edgar(2)            $7,140            $3,520            $4,110              $0                  $173,790
Paul K. Freeman              $8,490            $4,180            $4,900              $0                  $215,150
Robert B. Hoffman            $7,680            $3,780            $4,430              $0                  $187,940
William McClayton            $7,420            $3,660            $4,270              $0                  $181,180
Shirley D. Peterson(6)       $8,220            $3,980            $4,750              $0                  $208,580
Robert H. Wadsworth          $7,050            $3,480            $4,060              $0                  $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $9,932.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $126,549.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trusts/corporations comprised of 72 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Board Members would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership Under the Trust's Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the DWS fund complex overseen by each Board Member as of December 31, 2005.



                                                                                                Aggregate Dollar Range
                                                                                                of Securities Owned in
                                                                                                          All
                             Dollar Range of         Dollar Range of        Dollar Range of      Funds in the DWS Fund
                           Securities Owned in     Securities Owned in    Securities Owned in           Complex
                            Money Market Prime     Government & Agency         Tax-Exempt         Overseen by Board
Name of Board Member              Series               Money Fund              Money Fund               Member
--------------------              ------               ----------              ----------               ------
John W. Ballantine                 None                   None                    None               Over $100,000
Donald L. Dunaway*            Over $100,000               None               Over $100,000           Over $100,000
James R. Edgar*                    None                   None                    None               Over $100,000
Paul K. Freeman                $1 - $10,000               None                    None               $1-$10,000**
Robert B. Hoffman             Over $100,000               None                $1 - $10,000           Over $100,000
William McClayton           $50,001 - $100,000            None                    None            $50,001-$100,000***
Shirley D. Peterson         $50,001 - $100,000            None                    None               Over $100,000
Robert H. Wadsworth                None                   None                    None               Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman  owned over  $100,000 in other  funds  within the DWS Fund
         Complex.

***      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----
John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of November 7, 2006, all Board Members and Officers of the Funds as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Fund.

To the best of each Fund's knowledge, as of November 7, 2006, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Agreement to Indemnify Independent Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

                                FUND ORGANIZATION

Organizational Description

DWS Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective April 14, 1997, the name of the Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich Money Funds to Scudder Money Funds. Also effective April 8, 2002, Zurich Money Market Fund was redesignated Scudder Money Market Fund, Zurich Government Money Fund was redesignated Scudder Government Money Fund and Zurich Tax-Free Money Fund was redesignated Scudder Tax-Exempt Money Fund. On May 1, 2004, Scudder Government Money Fund was redesignated Scudder Government & Agency Money Fund. Effective February 6, 2006, the name of the Trust was changed from Scudder Money Funds to DWS Money Funds. Also effective February 6, 2006, Scudder Money Market Fund was redesignated DWS Money Market Fund, Scudder Government & Agency Money Fund was redesignated DWS Government & Agency Money Fund and Scudder Tax-Exempt Money Find was redesignated DWS Tax-Exempt Money Fund. Effective August 15, 2006, DWS Money Market Fund was redesignated DWS Money Market Prime Series and its existing shares were redesignated as a separate class named DWS Money Market Fund.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the SEC regulations permitting the creation of separate classes of shares. Currently, the Trust's shares are not divided into classes.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds' prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with a Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of each Fund's policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.dws-scudder.com (click on "proxy voting" at the bottom of the page) -- or on the SEC's Web site -- www.sec.gov. To obtain a written copy of a Fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1148.

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated July 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS
------------------------

A-1, A-2, Prime-1, Prime-2, Duff-1, Duff-2 and F-1, F-2 Commercial Paper
Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS
------------------------------------------

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS
--------------------------------------------

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS
------------------------------------------

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP'S INC. BOND RATINGS
--------------------------------

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                 DWS MONEY FUNDS



        DWS Money Market Prime Series (formerly DWS Money Market Fund and prior thereto Scudder Money Market Fund)

             DWS Cash Investment Trust Class A, Class B and Class C
















                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for DWS Cash Investment Trust Class A, Class B and Class C shares of DWS Money Market Prime Series (the "Fund"), a series of DWS Money Funds dated December 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Fund, dated July 31, 2006, and the financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

INVESTMENT RESTRICTIONS......................................................2

INVESTMENT POLICIES AND TECHNIQUES...........................................4
         Portfolio Holdings Information.....................................14

MANAGEMENT OF THE FUND......................................................15

PORTFOLIO TRANSACTIONS......................................................18

FUND SERVICE PROVIDERS......................................................20
         Independent Registered Public Accounting Firm......................22
         Legal Counsel......................................................22
         Fund Accounting Agent..............................................22
         Administrator......................................................23
         Custodian, Transfer Agent and Shareholder Service Agent............23

PURCHASE AND REDEMPTION OF SHARES...........................................23


FEDERAL INCOME TAXES........................................................36


NET ASSET VALUE.............................................................37

TRUSTEES AND OFFICERS.......................................................37


FUND ORGANIZATION...........................................................45


PROXY VOTING GUIDELINES.....................................................46

FINANCIAL STATEMENTS........................................................47


APPENDIX -- RATINGS OF INVESTMENTS..........................................49

This combined Statement of Additional Information contains information about DWS Cash Investment Trust Class A, Class B and Class C shares ("Class A", "Class B" and "Class C") of the Fund, a series of DWS Money Funds (the "Trust").

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund may not:

(1) Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (the Fund's concentration in the banking industry is described below and on page
         2);

(4) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      Purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(7) Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

With regard to investment restriction (3) above, for the Fund, for purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

If the Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The following policies are non-fundamental, and may be changed or eliminated for the Fund by the Board of Trustees of the Trust without a vote of the Fund's shareholders. The Fund may not:

(1) Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2) Lend portfolio securities in an amount greater than 5% of its total assets;

(3)      Invest more than 10% of net assets in illiquid securities.

(4) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

o Obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.

o Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

o Commercial paper obligations rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody's or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's or AA by S&P or higher. For a description of these ratings, see "Appendix -- Ratings of Investments" herein.

o Repurchase agreements backed by obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent the Fund purchases Eurodollar certificates of deposit issued by London branches of US banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by US banks and associated income may be subject to the imposition of foreign taxes.

The Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker's acceptances of US banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund's assets were not so concentrated. The Fund will not change this policy without a vote of shareholders.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction would be invested in such securities. If the Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission ("SEC") guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. The Fund's Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for the Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust's Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund's limitation on investments in illiquid securities.

Certificates of Participation. The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Subject to its investment objectives and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933, as amended in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable
Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Investment Risk. The Fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments limited financial information, and economic and financial instability.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards the Fund's limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Fund, has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment in Other Investment Companies. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC. As a shareholder of another money market fund, the Fund would bear, along with other shareholders, its prorata portion of the other money market fund's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust's Board has approved policies established by the Fund's Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time during such period. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of
(1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of the Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund will vary according to the management's appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Fund will invest only in Municipal  Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the Funds' Advisor; (d) have at the time of purchase a Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, the Fund limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by the Fund on Municipal Securities will be exempt from regular federal income tax when distributed to the Fund's shareholders. Such dividend income may be subject to state and local taxes. The Fund's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law that ultimately could affect the validity of those Municipal Securities or the federal income tax-free nature of the interest thereon.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) "acquires a security (Obligation)" and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "IRS") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in the Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Trust, DeIM with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 22, 2006, will continue in effect until September 30, 2007, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust ("Independent Trustees" or "Non-Interested Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Through June 12, 2005, the Trust, on behalf of the Fund, paid the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets and 0.25% of combined average daily net assets of the Fund over $800 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Effective June 13, 2005, the Trust on behalf of the Fund, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets, 0.25% of the next $800 million of combined assets, 0.24% of the next $800 million of combined net assets, 0.23% of the next $800 million of combined net assets, and 0.22% of combined average daily net assets of the Fund over $3.2 billion.

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For three years from the commencement of operations of the Class A, Class B and Class C shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Class A, Class B and Class C shares total operating expenses at ratios no higher than 0.96%, 1.67% and 1.60%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.


 Fund                                           2006              2005               2004
 ----                                           ----              ----               ----

Money Market Prime Series                    $8,739,742        $8,951,891        $10,186,555

Under the Agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreements, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.



Code of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 of the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2006, the DWS Money Market Prime Series held the following securities of its regular brokers or dealers:

Name of Regular Broker or                      Value of Securities Owned
Dealer or Parent (Issuer)                      as of July 31, 2006 (in 000's)
-------------------------                      ------------------------------

BNP Paribas Corp.                              $356,000
Bear Stearns & Co.                             $202,000
Merrill Lynch, Pierce, Fenner & Smith Inc.     $143,000
Unicredito Italiano Capital Trust              $142,994
Morgan Stanley & Co., Inc.                     $100,000

                             FUND SERVICE PROVIDERS

Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement, last approved by the Trustees on September 22,2006, will continue in effect until September 30, 2007, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by DWS-SDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of Shares," DWS-SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. DWS-SDI receives no compensation from the Fund as principal underwriter for Class A shares.

Shareholder and administrative services are provided to the Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' notice. Termination with respect to the Class A, Class B or Class C shares of the Fund may be by a vote of (i) the majority of the Board members of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, Class B or Class C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in the Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), DWS-SDI receives compensation from the Fund for its services under the Services Agreement.

Rule 12b-1 Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Distribution Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by DWS-SDI to pay for distribution services for those classes. The Fund has adopted a plan pursuant to Rule 12b-1, that provides for shareholder and administrative services to the Fund on behalf of its Class A, Class B and Class C shareholders under the Fund's Services Agreement with DWS-SDI (a "Rule 12b-1 Services Plan"). Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 Service Plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by DWS-SDI to pay for distribution services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DWS-SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse DWS-SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. Effective January 1, 2006, DWS-SDI will no longer advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from the Fund under a Rule 12b-1 Services Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of the Fund.

With respect to Class A shares of the Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of the Fund, commencing with the month after investment. With respect to Class B and Class C shares of the Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. Effective January 1, 2006, DWS-SDI will no longer advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Trust, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Certain officers of the Trust are also officers of the Advisor or DWS-SDI, as indicated under "Officers and Trustees."

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the Sub-Accounting and Sub-Administrator Agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Fund.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.


Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.


Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Fund.

SSB also acts as transfer agent for the Fund. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (DWS-SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent" for Class A, B and C shares of the Fund. SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $10 per account, a $5 new account set up fee, an annual asset based
fee  of  0.05%  of  average   daily  net  assets   and   out-of-pocket   expense
reimbursement.

During the fiscal year ended July 31, 2006, shareholder service fees were remitted for the Fund in the amount of $3,493,120 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2005, shareholder service fees were remitted for the Fund in the amount of $3,256,811 to DWS-SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2004, shareholder service fees were remitted for the Fund in the amount of $3,552,414 to DWS-SISC as Shareholder Service Agent.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

Custodian's fee may be reduced by certain earnings credits in favor of the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same class if the distribution check is returned as undeliverable.

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Fund has authorized the Shareholder Service Agent to pay to these Firms, out of the Fund's assets, up to 0.25 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Fund and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Fund's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Fund has authorized one or more financial service institutions, including certain members of the National Association of Securities Dealers, Inc. ("NASD") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectus.

The Fund may waive the minimum for purchases by trustees, officers or employees of the Fund or the Manager and its affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by DWS Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, DWS-SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the "Advisor"), DWS Scudder Distributors, Inc. (the "Distributor") and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services

Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns

Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica  Financial Life Insurance Company
Allstate Life  Insurance  Company of New York
Ameritas Life  Insurance Group
American General Life Insurance  Company
Annuity  Investors Life Insurance Company
Columbus  Life  Insurance  Company
Companion  Life  Insurance  Company
Connecticut  General Life  Insurance  Company
Farmers New World Life  Insurance Company
Fidelity Security Life Insurance Company
First Allmerica  Financial Life Insurance  Company
First  Great-West  Life and Annuity  Insurance  Company
First MetLife Investors  Insurance Company
Genworth Life Insurance Company of New York
Genworth  Life and  Annuity  Insurance  Company
Great  West  Life  and  Annuity Insurance  Company
Hartford Life  Insurance  Company
Hartford Life and Annuity Insurance  Company
ICMG  Registered  Variable  Life
John Hancock Life  Insurance Company  of New  York
John  Hancock  Life  Insurance  Company  (U.S.A.)
Kemper Investors Life Insurance  Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity  Company of New York

Lincoln  National  Life  Insurance  Company
Massachusetts  Mutual  Life  Insurance  Company
MetLife  Group  Minnesota  Life Insurance  Company
Mutual of  America  Life  Insurance  Company
National  Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide  Life Insurance  Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life  Assurance  and Annuity  Company of New York
Symetra Life Insurance  Company
Transamerica  Life  Insurance  Company
Union  Central  Life Insurance  Company
United of Omaha Life Insurance  Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Classes of Shares. As reflected in the prospectus, the Fund is primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other DWS Funds and not as a stand alone money market fund. Thus, investors may consider purchasing shares of the Fund on exchange from a like class of another DWS Fund, or as part of an asset allocation strategy across like class shares of several DWS Funds. In addition, investors may consider purchasing shares of the Fund with the intention of gradually exchanging into like class shares of one or more DWS Funds (e.g., using a strategy of "dollar cost" averaging). In considering which class of the Fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the DWS family and the role that the Fund will play as the money market fund alternative within that structure. Since Class A shares of the Fund are sold without a sales charge (although there may be a sales charge on exchange to Class A shares of other DWS Funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the Fund would not be appropriate as a stand alone investment that is not integrated into an investment program across like class shares of other DWS Funds.

DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares of DWS Funds. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and "DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a. Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Wires. To purchase shares of the Fund and obtain the same day's dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 2:00 p.m. Eastern time on that day. If either the federal funds or the account information is received after 2:00 p.m. Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but you will not receive the dividend; in such cases, dividends commence on the next business day.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of the Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund seeks to maintain a net asset value of $1.00 per share. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

In addition, the Trust may delay payment of redemptions with respect to the Fund in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Trust may not delay payment more than seven business days except under the circumstances discussed above.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the

Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at net asset value may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

As reflected in the prospectus, the CDSC would not apply to Class A shares of the Fund acquired directly but only to shares acquired on exchange from another DWS Fund purchased under the Large Order NAV Purchase Privilege. To the extent that the CDSC may be applicable to certain Class A shares, the Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund),
         (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund - Institutional Class, Cash Reserve Fund, Inc. -- Prime Series, Cash

Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends invested in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing dividends of the Fund in shares in another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in the Fund.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

                              FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable (including net short-term capital gain) and tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income of a Fund are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be, but not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions (including exempt interest dividends) may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares, although it is unlikely that shareholders will recognize gain or loss or redemptions since the Fund seeks to maintain a stable share price. Any shareholder who is not a US person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to current US withholding tax on amounts received by him or her.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as to the users of the facilities financed by bonds in its portfolio.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to tax.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Fund as of December 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Fund and the Trust.

Independent Board Members

------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-------------------------------------------------------------------------------------------------------------------


Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Board Member, 1995-present     Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              68
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management
                               services); Portland General Electric (utility company).  Former
                               Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                               Bank
-------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                68
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              68
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World         68
Board Member, 2002-present     Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998)
-------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-------------------------------------------------------------------------------------------------------------------

                                       38

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-------------------------------------------------------------------------------------------------------------------

William McClayton (1944)       Managing Director of Finance and Administration, Diamond                68
Board Member, 2004-present     Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur
                               Andersen LLP (accounting) (1986-2001). Formerly: Trustee,
                               Ravinia Festival; Board of Managers, YMCA of Metropolitan
                               Chicago
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Board Member, 2004-present     firm) (1983 to present).  Formerly, Trustee of New York Board
                               DWS Funds; President and Trustee, Trust for Investment Managers
                               (registered investment company) (1999-2002).  President,
                               Investment Company Administration, L.L.C. (1992*-2001);
                               President, Treasurer and Director, First Fund Distributors,
                               Inc. (June 1990-January 2002); Vice President, Professionally
                               Managed Portfolios (May 1991-January 2002) and Advisors Series
                               Trust (October 1996-January 2002) (registered investment
                               companies)


                               *    Inception date of the corporation  which was
                                    the predecessor to the L.L.C.
--------------------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
---------------------------------------------------------------------------------------------------------------------

Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management                      n/a
President, 2006-present        (2006-present); President of DWS family of funds; formerly,
                               Director of Fund Board Relations (2004-2006) and Director of
                               Product Development (2000-2004), Merrill Lynch Investment
                               Managers; Senior Vice President Operations, Merrill Lynch Asset
                               Management (1999-2000)
---------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                               n/a
Vice President and Assistant
Secretary, 1986-present
---------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July          n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
---------------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                               n/a
Secretary, 2001-present
---------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);         n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
---------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September              n/a
Assistant Secretary,           2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
---------------------------------------------------------------------------------------------------------------------

                                       39

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                      n/a
Assistant Secretary,
1998-present
---------------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                               n/a
Assistant Treasurer,
2005-present
---------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan              Director(3), Deutsche Asset Management                               n/a
D'Eramo(5) (1957)
Assistant Treasurer,
2003-present
---------------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);        n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
---------------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)         Managing Director(3), Deutsche Asset Management (2004-present);      n/a
Chief Compliance Officer,      formerly, Chief Compliance Officer/Chief Risk Officer, Robeco
2006-present                   USA (2000-2004); Vice President, The Prudential Insurance
                               Company of America (1988-2000); E.F. Hutton and Company
                               (1984-1988)
---------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Fund and aggregate compensation from the fund complex during the calendar year 2005.


                                                              Pension or Retirement     Total Compensation Paid to
                                                                 Benefits Accrued              Board Member
Name of                            Compensation from                as Part of                from DWS Fund
Board Member                 DWS Money Market Prime Series        Fund Expenses              Complex(3)(4)(5)
------------                 -----------------------------        -------------              ----------------

John W. Ballantine                         $8,450                       $0                        $215,150
Donald L. Dunaway(1)                       $8,590                       $0                        $224,660
James R. Edgar(2)                          $7,140                       $0                        $173,790
Paul K. Freeman                            $8,490                       $0                        $215,150
Robert B. Hoffman                          $7,680                       $0                        $187,940
William McClayton                          $7,420                       $0                        $181,180
Shirley D. Peterson(6)                     $8,220                       $0                        $208,580
Robert H. Wadsworth                        $7,050                       $0                        $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $8,138.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $58,983.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trusts/corporations comprised of 72 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and

         $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Board Members would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership in the Trust and all funds in the DWS fund complex overseen by each Board Member as of December 31, 2005.


                                            Dollar Range of            Aggregate Dollar Range of Securities
                                          Securities Owned in                      Owned in All
                                               DWS Money             Funds in the DWS Fund Complex Overseen
Name of Board Member                      Market Prime Series                    by Board Member
--------------------                      -------------------                    ---------------

John W. Ballantine                               None                          Over $100,000
Donald L. Dunaway*                           Over $100,000                     Over $100,000
James R. Edgar*                                  None                          Over $100,000
Paul K. Freeman                              $1 - $10,000                      $1-$10,000**
Robert B. Hoffman                            Over $100,000                     Over $100,000
William McClayton                         $50,001 - $100,000                   $50,001-$100,000***
Shirley D. Peterson                       $50,001 - $100,000                   Over $100,000
Robert H. Wadsworth                              None                          Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman  owned over  $100,000 in other  funds  within the DWS Fund
         Complex.

***      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                                     Value of
                                Owner and                                          Securities on      Percent of
Independent                  Relationship to                                       an Aggregate      Class on an
Board Member                   Board Member         Company      Title of Class        Basis       Aggregate Basis
------------                   ------------         -------      --------------        -----       ---------------

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

As of November 7, 2006, all Board Members and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of November 7, 2006, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Agreement to Indemnify Independent Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown.

These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

                                FUND ORGANIZATION

Organizational Description

DWS Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective April 14, 1997, the name of the Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich Money Funds to Scudder Money Funds. Also effective April 8, 2002, Zurich Money Market Fund was redesignated Scudder Money Market Fund, Zurich Government Money Fund was redesignated Scudder Government Money Fund and Zurich Tax-Free Money Fund was redesignated Scudder Tax-Exempt Money Fund. On May 1, 2004, Scudder Government Money Fund was redesignated Scudder Government & Agency Money Fund. Effective February 6, 2006, the name of the Trust was changed from Scudder Money Funds to DWS Money Funds. Also effective February 6, 2006, Scudder Money Market Fund was redesignated DWS Money Market Fund, Scudder Government & Agency Money Fund was redesignated DWS Government & Agency Money Fund and Scudder Tax-Exempt Money Fund was redesignated DWS Tax-Exempt Money Fund. Effective August 15, 2006, DWS Money Market Fund was redesignated DWS Money Market Prime Series and its existing shares were redesignated as a separate class named DWS Money Market Fund.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the SEC regulations permitting the creation of separate classes of shares. Currently, the Trust's shares are not divided into classes.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.dws-scudder.com (click on "proxy voting" at he bottom of the page) -- or on the SEC's Web site -- www.sec.gov. To obtain a written copy of a Fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1148.

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS
------------------------

A-1, A-2, Prime-1, Prime-2, Duff-1, Duff-2 and F-1, F-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS
------------------------------------------

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS
--------------------------------------------

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS
------------------------------------------

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP'S INC. BOND RATINGS
--------------------------------

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                 DWS MONEY FUNDS



                          DWS Money Market Prime Series

  (formerly DWS Money Market Fund and prior thereto Scudder Money Market Fund)



                        DWS Cash Investment Trust Class S
















                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for DWS Cash Investment Trust Class S shares of DWS Money Market Prime Series (the "Fund"), a series of DWS Money Funds dated December 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Fund, dated July 31, 2006, and the , financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................3
         Portfolio Holdings Information.......................................13

MANAGEMENT OF THE FUND........................................................14

PORTFOLIO TRANSACTIONS........................................................17

FUND SERVICE PROVIDERS........................................................19
         Underwriter..........................................................19
         Independent Registered Public Accounting Firm........................19
         Legal Counsel........................................................19
         Fund Accounting Agent................................................20
         Administrator........................................................20
         Custodian, Transfer Agent and Shareholder Service Agent..............20

PURCHASE AND REDEMPTION OF SHARES.............................................20

FEDERAL INCOME TAXES..........................................................33

NET ASSET VALUE...............................................................34

TRUSTEES AND OFFICERS.........................................................35

FUND ORGANIZATION.............................................................42

PROXY VOTING GUIDELINES.......................................................43

FINANCIAL STATEMENTS..........................................................45

APPENDIX -- RATINGS OF INVESTMENTS............................................46

This combined Statement of Additional Information contains information about DWS Cash Investment Trust Class S shares ("Class S") of the Fund, a series of DWS Money Funds (the "Trust").

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund may not:

(1) Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (the Fund's concentration in the banking industry is described below and on page
         2);

(4) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      Purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(7) Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

With regard to investment restriction (3) above, for the Fund, for purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

If the Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The following policies are non-fundamental, and may be changed or eliminated for the Fund by the Board of Trustees of the Trust without a vote of the Fund's shareholders. The Fund may not:

(1) Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2) Lend portfolio securities in an amount greater than 5% of its total assets;

(3) Invest more than 10% of net assets in illiquid securities. (4) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

o Obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.

o Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

o Commercial paper obligations rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody's or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's or AA by S&P or higher. For a description of these ratings, see "Appendix -- Ratings of Investments" herein.

o Repurchase agreements backed by obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent the Fund purchases Eurodollar certificates of deposit issued by London branches of US banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by US banks and associated income may be subject to the imposition of foreign taxes.

The Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker's acceptances of US banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund's assets were not so concentrated. The Fund will not change this policy without a vote of shareholders.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction would be invested in such securities. If the Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission ("SEC") guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. The Fund's Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for the Fund but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust's Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund's limitation on investments in illiquid securities.

Certificates of Participation. The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Subject to its investment objectives and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933, as amended in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable
Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Investment Risk. The Fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards the Fund's limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Fund, has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment in Other Investment Companies. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC. As a shareholder of another money market fund, the Fund would bear, along with other shareholders, its prorata portion of the other money market fund's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust's Board has approved policies established by the Fund's Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time during such period. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of
(1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of the Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund will vary according to the management's appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of
industrial   development   bonds,  the
proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Fund will invest only in Municipal  Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the Fund's Advisor; (d) have at the time of purchase a Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, the Fund limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by the Fund on Municipal Securities will be exempt from regular federal income tax when distributed to the Fund's shareholders. Such dividend income may be subject to state and local taxes. The Fund's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law that ultimately could affect the validity of those Municipal Securities or the federal income tax-free nature of the interest thereon.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) "acquires a security (Obligation)" and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "IRS") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in the Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Trust, DeIM with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual DeIM Fund's Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 22, 2006, will continue in effect until September 30, 2007, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust ("Independent Trustees" or "Non-Interested Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Through June 12, 2005, the Trust, on behalf of the Fund, paid the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets and 0.25% of combined average daily net assets of the Fund over $800 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Effective June 13, 2005, the Trust on behalf of the Fund, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of the Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets, 0.25% of the next $800 million of combined assets, 0.24% of the next $800 million of combined net assets, 0.23% of the next $800 million of combined net assets, and 0.22% of combined average daily net assets of the Fund over $3.2 billion.

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.

 Fund                             2006              2005               2004
 ----                             ----              ----               ----

Money Market Prime Series      $8,739,742        $8,951,891        $10,186,555

For three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Class S shares total operating expenses at a ratio no higher than 0.72%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.



Code of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 of the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2006, the DWS Money Market Prime Series held the following securities of its regular brokers or dealers:

Name of Regular Broker or                       Value of Securities Owned
Dealer or Parent (Issuer)                       as of July 31, 2006 (in 000's)
-------------------------                       ------------------------------

BNP Paribas Corp.                               $356,000
Bear Stearns & Co.                              $202,000
Merrill Lynch, Pierce, Fenner & Smith Inc.      $143,000
Unicredito Italiano Capital Trust               $142,994
Morgan Stanley & Co., Inc.                      $100,000

                             FUND SERVICE PROVIDERS

Underwriter

The Trust has an underwriting agreement with DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Fund.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Although the Class S shares of the Fund do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the Sub-Accounting and Sub-Administrator Agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Fund.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.


Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.


Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Fund.

SSB also acts as transfer agent for the Fund. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent" for Class S shares. Because Class S shares have yet to commence operations, no shareholder services fees have been remitted to DWS-SISC.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interest are generally held in an omnibus account.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

Custodian's fee may be reduced by certain earnings credits in favor of the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000. A shareholder may open an account with at least $1,000, if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the National Association of Securities Dealers, Inc. ("NASD") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The

Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectus.

The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

Eligible Class S Investors.

A. The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

          1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

          2. Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

          3. Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

          4. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          5. Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

          6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

          8. Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

          9. Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

          10. Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the Fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

          2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD and banks may, if they prefer, subscribe initially for at least $2,500 through DeAM Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Wire Transfer of Federal Funds. Orders for purchase of shares of the Fund received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day's dividend if effected at or prior to the 2:00 p.m. Eastern time net asset value determination, otherwise, dividends will begin to accrue for the next business day if effected at the 4:00 p.m. Eastern time net asset value determination. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

If planning to make a payment in wired federal funds, please call (800) 728-3337 for instructions.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the "Advisor"), DWS Scudder Distributors, Inc. (the "Distributor") and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group

LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv

Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank

Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great-West Life and Annuity Insurance Company
First MetLife Investors Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
ICMG Registered Variable Life
John Hancock Life Insurance Company of New York
John Hancock Life Insurance Company (U.S.A.)
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company

Mutual of America Life Insurance Company
National Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide Life Insurance Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life Assurance and Annuity Company of New York
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. The Fund pays the bank charges for this service. However, the Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Fund, DWS-SSC and SSB reserve the right at any time to suspend or terminate the checkwriting procedure.

The Fund will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction is not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the value of the shares of the Fund then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told the Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Fund may also require that you put your request in writing so that the Fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-728-3337) or write (DWS Scudder Investments Service Company, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after the Fund sent you the first Fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after the Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly.

If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation.

If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Fund, the Fund's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Fund's agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund's liability shall not exceed the amount of the transfer in question.

The Fund, the Fund's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. - Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. - Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends invested in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing dividends of the Fund in shares in another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in the Fund.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

                              FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable (including net short-term capital gain) and tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income of a Fund are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be, but not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the

Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions (including exempt interest dividends) may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares, although it is unlikely that shareholders will recognize gain or loss or redemptions since the Fund seeks to maintain a stable share price. Any shareholder who is not a US person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to current US withholding tax on amounts received by him or her.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as to the users of the facilities financed by bonds in its portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to tax.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Fund as of December 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Fund and the Trust.

Independent Board Members

----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                            Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                       in DWS Fund
Served(1)                      Other Directorships Held                                              Complex Overseen
----------------------------------------------------------------------------------------------------------------------


Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior                68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Board Member, 1995-present     Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel
                               production); Goodyear Tire & Rubber Co. (April 2004-present);
                               Champion Enterprises, Inc. (manufactured home building); Wolverine
                               World Wide, Inc. (designer, manufacturer and marketer of footwear)
                               (April 2005-present); Trustee, Bryn Mawr College. Former
                               Directorship:  Bethlehem Steel Corp.
----------------------------------------------------------------------------------------------------------------------



                                       35

----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                            Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                       in DWS Fund
Served(1)                      Other Directorships Held                                              Complex Overseen
----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk                   68
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First National
                               Bank of Chicago (1996-1998); Executive Vice President and Head of
                               International Banking (1995-1996). Directorships:  Healthways Inc.
                               (provider of disease and care management services); Portland General
                               Electric (utility company).  Former Directorships: First Oak Brook
                               Bancshares, Inc. and Oak Brook Bank
----------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith Corporation         68
Board Member, 1980-present     (diversified manufacturer) (1963-1994)
----------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of                   68
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly, Governor,
                               State of Illinois (1991-1999). Directorships:  Kemper Insurance
                               Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy products);
                               Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)
----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World              68
Board Member, 2002-present     Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis (1998-2001);
                               Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)
----------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.                  68
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company
                               (agricultural, pharmaceutical and nutritional/food products)
                               (1994-1999). Directorship:  RCP Advisors, LLC (a private equity investment advisory firm)
----------------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, Diamond Management          68
Board Member, 2004-present     & Technology Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP (accounting)
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers,
                               YMCA of Metropolitan Chicago
----------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting firm)          71
Board Member, 2004-present     (1983 to present).  Formerly, Trustee of New York Board DWS Funds;
                               President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002).  President, Investment Company
                               Administration, L.L.C. (1992*-2001); President, Treasurer and
                               Director, First Fund Distributors, Inc. (June 1990-January 2002);
                               Vice President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the predecessor to the L.L.C.
----------------------------------------------------------------------------------------------------------------------


                                       36

Officers(2)

----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                            Number of Funds
Fund and Length of Time        Principal Occupation(s) During Past 5 Years and                       in DWS Fund
Served(1)                      Other Directorships Held                                              Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);           n/a
President, 2006-present        President of DWS family of funds; formerly, Director of Fund Board
                               Relations (2004-2006) and Director of Product Development
                               (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                               President Operations, Merrill Lynch Asset Management (1999-2000)
----------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                    n/a
Vice President and Assistant
Secretary, 1986-present
----------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July               n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund Services
2004-present                   and Treasurer for UBS Family of Funds (1998-2004); Vice President
Treasurer, 2005-present        and Director of Mutual Fund Finance at UBS Global Asset Management
                               (1994-1998)
----------------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                    n/a
Secretary, 2001-present
----------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);              n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
----------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);            n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
----------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                           n/a
Assistant Secretary,
1998-present
----------------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                    n/a
Assistant Treasurer,
2005-present
----------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan              Director(3), Deutsche Asset Management                                    n/a
D'Eramo(5) (1957)
Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);             n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
----------------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)         Managing Director(3), Deutsche Asset Management (2004-present);           n/a
Chief Compliance Officer,      formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA
2006-present                   (2000-2004); Vice President, The Prudential Insurance Company of
                               America (1988-2000); E.F. Hutton and Company (1984-1988)
----------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Fund and aggregate compensation from the DWS fund complex during the calendar year 2005.

                                                              Pension or Retirement     Total Compensation Paid to
                                   Compensation from             Benefits Accrued              Board Member
Name of                               DWS Money                     as Part of                from DWS Fund
Board Member                      Market Prime Series             Fund Expenses              Complex(3)(4)(5)
------------                      -------------------             -------------              ---------------
John W. Ballantine                         $8,450                       $0                        $215,150
Donald L. Dunaway(1)                       $8,590                       $0                        $224,660
James R. Edgar(2)                          $7,140                       $0                        $173,790
Paul K. Freeman                            $8,490                       $0                        $215,150
Robert B. Hoffman                          $7,680                       $0                        $187,940
William McClayton                          $7,420                       $0                        $181,180
Shirley D. Peterson(6)                     $8,220                       $0                        $208,580
Robert H. Wadsworth                        $7,050                       $0                        $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $8,138.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $58,983.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trusts/corporations comprised of 72 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Board Members would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership in the Trust and all funds in the DWS fund complex overseen by each Board Member as of December 31, 2005.

                                           Dollar Range of            Aggregate Dollar Range of Securities
                                        Securities Owned in                       Owned in All
                                               DWS Money                  Funds in the DWS Fund Complex
Name of Board Member                      Market Prime Series                Overseen by Board Member
--------------------                      -------------------                ------------------------
John W. Ballantine                               None                          Over $100,000
Donald L. Dunaway*                           Over $100,000                     Over $100,000
James R. Edgar*                                  None                          Over $100,000
Paul K. Freeman                              $1 - $10,000                      $1-$10,000**
Robert B. Hoffman                            Over $100,000                     Over $100,000
William McClayton                         $50,001 - $100,000                   $50,001-$100,000***
Shirley D. Peterson                       $50,001 - $100,000                   Over $100,000
Robert H. Wadsworth                              None                          Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman  owned over  $100,000 in other  funds  within the DWS Fund
         Complex.

***      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                     Value of
                                Owner and                                          Securities on      Percent of
Independent                  Relationship to                                       an Aggregate      Class on an
Board Member                   Board Member         Company      Title of Class        Basis       Aggregate Basis
------------                   ------------         -------      --------------        -----       ---------------
John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

As of November 7, 2006, all Board Members and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of November 7, 2006, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Agreement to Indemnify Independent Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

                                FUND ORGANIZATION

Organizational Description

DWS Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective April 14, 1997, the name of the Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich Money Funds to Scudder Money Funds. Also effective April 8, 2002, Zurich Money Market Fund was redesignated Scudder Money Market Fund, Zurich Government Money Fund was redesignated Scudder Government Money Fund and Zurich Tax-Free Money Fund was redesignated Scudder Tax-Exempt Money Fund. On May 1, 2004, Scudder Government Money Fund was redesignated Scudder Government & Agency Money Fund. Effective February 6, 2006, the name of the Trust was changed from Scudder Money Funds to DWS Money Funds. Also effective February 6, 2006, Scudder Money Market Fund was redesignated DWS Money Market Fund, Scudder Government & Agency Money Fund was redesignated DWS Government & Agency Money Fund and Scudder Tax-Exempt Money Fund was redesignated DWS Tax-Exempt Money Fund. Effective August 15, 2006, DWS Money Market Fund was redesignated DWS Money Market Prime Series and its existing shares were redesignated as a separate class named DWS Money Market Fund.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the SEC regulations permitting the creation of separate classes of shares. Currently, the Trust's shares are not divided into classes.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.dws-scudder.com (click on "proxy voting" at he bottom of the page) -- or on the SEC's Web site -- www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1148.

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS
------------------------

A-1, A-2, Prime-1, Prime-2, Duff-1, Duff-2 and F-1, F-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS
------------------------------------------

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS
--------------------------------------------

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS
------------------------------------------

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP'S INC. BOND RATINGS
--------------------------------

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.